SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AIRSPAN NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

AIRSPAN NETWORKS, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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777 Yamato Road
Suite 105
Boca Raton, Florida 33431

_________________

April 16, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Airspan Networks, Inc. that will be held at our headquarters, 777 Yamato Road, Suite 105, Boca Raton, FL 33431, on May 12, 2004, at 11:00 AM EST. I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting, you will of course be able to vote in person, even if you have previously submitted your proxy card.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

Eric Stonestrom
President and Chief Executive Officer

AIRSPAN NETWORKS, INC.
777 Yamato Road
Suite 105
Boca Raton, Florida 33431

_________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2004
_________________

TO THE SHAREHOLDERS OF
AIRSPAN NETWORKS, INC.:

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Airspan Networks, Inc., a Washington corporation (the “Company”), will be held on May 12, 2004, at 11:00 AM EST, at the Company’s headquarters, 777 Yamato Road, Suite 105, Boca Raton, FL 33431, for the following purposes:

•	To elect seven members to the Company’s Board of Directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

•	To consider and vote upon a proposal to approve of and ratify the selection of Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004;

•

To approve an amendment to Section 4.1 of the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of the common stock of the Company from 50,000,000 shares to 100,000,000 shares;

•	To approve the establishment of the Airspan Omnibus Equity Compensation Plan and to approve the reservation of 5,000,000 shares of common stock for issuance thereunder;

•

To approve an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,000,000 shares to 3,000,000 shares and to allow for nine separate offering periods, the final offering period to commence on August 1, 2008 and to terminate on July 31, 2009; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on Thursday, March 25, 2004 are entitled to vote at the Annual Meeting or any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Peter Aronstam
Secretary

Boca Raton, Florida
April 16, 2004

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

PERFORMANCE GRAPH	21

APPROVAL AND RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	22

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION	23

APPROVAL OF OMNIBUS PLAN	25

APPROVAL OF AMENDMENT TO STOCK PURCHASE PLAN	31

OTHER MATTERS	35

ANNUAL REPORT TO SHAREHOLDERS	35

ANNEX A—AUDIT COMMITTEE CHARTER	A-1

ANNEX B—AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS PROPOSED TO BE AMENDED	B-1

ANNEX C—AIRSPAN OMNIBUS EQUITY COMPENSATION PLAN	C-1

ANNEX D—2000 EMPLOYEE STOCK PURCHASE PLAN, AS PROPOSED TO BE AMENDED	D-1

2004 ANNUAL MEETING OF SHAREHOLDERS
OF
AIRSPAN NETWORKS, INC.

PROXY STATEMENT

May 12, 2004, 11:00 AM EST,
777 Yamato Road, Suite 105, Boca Raton, Florida 33431

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Airspan Networks, Inc., a Washington corporation (the “Company”), of proxies from the holders of the Company’s common stock (the “Common Stock”), for use at the 2004 Annual Meeting of Shareholders of the Company for the fiscal year 2004, to be held at the Company’s headquarters, 777 Yamato Road, Suite 105, Boca Raton, Florida 33431, on May 12, 2004, at 11:00 AM EST local time, or at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is April 16, 2004. Shareholders should review the information provided herein in conjunction with the Company’s 2003 Annual Report on Form 10-K, which accompanies this Proxy Statement. The complete mailing address, including zip code, of the Company’s principal executive offices is 777 Yamato Road, Suite 105, Boca Raton, Florida 33431 and its telephone number is (561) 893-8670.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

1.  The election of seven members to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;

2.  To consider and vote upon a proposal to approve of and ratify the selection of Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2004;

3.  To consider and vote upon a proposal to amend Section 4.1 of the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares;

4.  To consider and vote upon a proposal to establish the Airspan Omnibus Equity Compensation Plan (the “Omnibus Plan”) and to approve the reservation of 5,000,000 shares of Common Stock for issuance thereunder;

5.  To consider and vote upon a proposal to amend the Company’s 2000 Employee Stock Purchase Plan (the “Stock Purchase Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder from 1,000,000 shares to 3,000,000 shares and to allow for nine separate offering periods, the final offering period to commence on August 1, 2008 and to terminate on July 31, 2009; and

6.  Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted: (1) FOR the election of the seven nominees for director named below; (2) FOR the approval of and ratification of Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; (3) FOR the amendment to Section 4.1 of the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from

50,000,000 shares to 100,000,000 shares; (4) FOR the establishment of the Omnibus Plan and the reservation of 5,000,000 shares of Common Stock for issuance thereunder; and (5) FOR the amendment to the Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,000,000 shares to 3,000,000 shares and to allow for nine separate offering periods, the final offering period to commence on August 1, 2008 and to terminate on July 31, 2009.

In the event a shareholder specifies a different choice by means of the enclosed proxy card, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters, in accordance with their best judgment.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if the Company’s records show that you owned the shares on March 25, 2004. A total of 36,933,245 shares of Common Stock can vote at the Annual Meeting. You get one vote for each share of Common Stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to the Company in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as such shareholder instructs. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the seven director nominees and in favor of all of the other proposals to be considered at the Annual Meeting.

When was this proxy statement sent to shareholders?

This proxy statement was first mailed on April 16, 2004 to the Company’s shareholders of record as of March 25, 2004, the record date for voting at the Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters the Company knows will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company’s secretary a written notice revoking your proxy card or by signing, dating, and returning to the Company a new proxy card. The Company will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although the Company encourages you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

The Company will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether the Company has a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee by May 12, 2004 how to vote your shares (so-called “broker nonvotes”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Who pays for this proxy solicitation?

The Company does. In addition to sending you these materials, the Company may engage a proxy solicitation firm to contact you directly by telephone, mail or in person. The Company will bear such costs, if any, which are not expected to exceed $5,000.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on March 25, 2004, as the record date (the “Record Date”) for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 36,933,245 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

The Company’s Bylaws provide that the presence, in person or by proxy, of the holders of record of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Pursuant to the Company’s Articles of Incorporation and Washington General Company Law, the seven persons receiving the highest number of votes cast in his or her favor by the shares of Common Stock represented in person or by proxy at the Annual Meeting will be elected as directors (Proposal No. 1). Pursuant to the Company’s Articles of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to the Company’s Articles of Incorporation (Proposal No. 3). Pursuant to the Company’s Amended and Restated Bylaws, the affirmative vote of a plurality of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the ratification of auditors (Proposal No. 2), the establishment of the Omnibus Plan and the reservation of Common Stock thereunder (Proposal No. 4) and the amendments to the Stock Purchase Plan (Proposal No. 5).

Abstentions are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast “for” or “against” the election of any director (Proposal No. 1). However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against the ratification of auditors (Proposal No. 2), the amendment to the Articles of Incorporation (Proposal No. 3), the establishment of the Omnibus Plan and the reservation of shares of Common Stock thereunder (Proposal No. 4) and the amendments to the Stock Purchase Plan (Proposal No. 5).

If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given for the new date, time or place, if the new date, time or place is announced at the Annual Meeting before an adjournment is taken. Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies and shall receive, count and tabulate ballots and votes and determine the results thereof.

A list of shareholders entitled to vote at the Annual Meeting will be available at the Company’s offices, 777 Yamato Road, Suite 105, Boca Raton, FL 33431, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself, for examination by any shareholder.

SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2005 must be received at the principal executive offices of the Company on or before February 15, 2005. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Shareholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8.

After the deadline, a Shareholder may present a proposal at our Annual Meeting of Shareholders in 2005 if it is submitted to our Secretary within ten days after the notice of the meeting is given or mailed to the shareholders, but we are not obligated to present the matter in our proxy materials. If the proposal is submitted after February 15, 2005, the Company’s proxies will have discretionary authority to vote on such proposal.

In order for a shareholder to nominate a candidate for director, under the Company’s Bylaws timely notice of the nomination must be received by the Company in advance of the meeting. Ordinarily, such notice must be received not less than 120 nor more than 150 days before the first anniversary of the date of the Company’s proxy statement in connection with the last Annual Meeting of Shareholders, i.e., between January 15 and February 15, 2005 for the 2005 Annual Meeting. The shareholder filing the notice of nomination must include:

•	As to the shareholder giving the notice:

•	the name and address of such shareholder, as they appear on the Company’s stock transfer books;

•	a representation that such shareholder is a shareholder of record and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice;

•	the class and number of shares of stock of the Company beneficially owned by such shareholder; and

•	a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder; and

•	As to each person whom the shareholder proposes to nominate for election as a director:

•	the name, age, business address and, if known, residence address of such person;

•	the principal occupation or employment of such person;

•	the class and number of shares of stock of the Company that are beneficially owned by such person;

•	any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act; and

•	the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by the Company within the time limits described above. Such notice must include:

•	the information described above with respect to the shareholder proposing such business;

•	a brief description of the business desired to be brought before the Annual Meeting of Shareholders, including the complete text of any resolutions to be presented at such meeting, and the reasons for conducting such business at the Annual Meeting of Shareholders; and

•	any material interest of such shareholder in such business.

These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

In each case the notice must be given by personal delivery or by United States certified mail, postage prepaid, to Peter Aronstam, the Secretary of the Company, whose address is 777 Yamato Road, Suite 105, Boca Raton, FL 33431. Any shareholder desiring a copy of the Company’s Bylaws will be furnished one without charge upon written request to the Secretary. A copy of the Company’s Bylaws is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and is available at the Securities and Exchange Commission Internet website at www.sec.gov.

ELECTION OF DIRECTORS
(Proposal No. 1)

The Company’s Board of Directors currently consists of seven members. Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Under Washington law and the Company’s Articles of Incorporation, the seven persons receiving the highest number of votes cast in his or her favor in person or by proxy at the Annual Meeting will be elected as directors of the Company. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. Each of the seven director nominees listed below has been approved by the Governance and Nominating Committee.

DIRECTORS

Our directors as of the date of this Proxy Statement are as follows:

Name	Age	Position
Matthew J. Desch	46	Chairman of the Board of Directors
Eric D. Stonestrom	42	Chief Executive Officer, President, and Director
H. Berry Cash	63	Director
Thomas S. Huseby	56	Director
David A. Twyver	57	Director
Guillermo Heredia	62	Director
Michael T. Flynn	55	Director

There are no family relationships among the Company’s officers and directors, nor are there any arrangements or understandings between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

The Board of Directors has affirmatively determined that Messrs. Cash, Huseby, Twyver, Heredia and Flynn, a majority of the members of the Board of Directors, meet the definition of “independent director” under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

Matthew J. Desch Mr. Desch became Chairman of the Board of Directors on July 1, 2000. Mr. Desch has been serving as the Chief Executive Officer of Telcordia Technologies, a wholly owned subsidiary of SAIC, Inc. since July 2002. Telcordia is a supplier of operations support systems and services for service providers around the world. Since January 2003, Mr. Desch has served as a member of the Compensation Committee of the Board of Directors of Flarion, Inc. Flarion is a privately held company that manufactures mobile, wireless broadband access equipment. From 1987 through May 2000, Mr. Desch served in a variety of management positions with Nortel Networks, a global supplier of networking solutions and services that support voice, data, and video transmission over wireless and wireline technologies. From 1996 through May 2000, he served as Executive Vice President and President of Nortel’s Wireless Networks division, responsible for Nortel’s global wireless infrastructure business. Mr. Desch also serves on the Board of Directors of SAIC, Inc., a private corporation which provides systems integration, engineering, and R&D services to the US government. Mr. Desch has a B.S. from Ohio State University, and an M.B.A. from the University of Chicago.

Eric D. Stonestrom Mr. Stonestrom joined the Company at its inception in January 1998 as Executive Vice President and Chief Operating Officer. Since May 1998, Mr. Stonestrom has served as President and Chief Executive Officer as well as a director of the Company. From 1995 to January 1998, Mr. Stonestrom was employed by DSC Communications Company as a Vice President of operating divisions, including the Airspan product line. From 1984 until 1995, Mr. Stonestrom worked at Bell Laboratories and AT&T in a variety of positions. He received his B.S., M.S. and M. Eng. degrees in 1982, 1983 and 1984, respectively, from the College of Engineering at the University of California at Berkeley.

H. Berry Cash Mr. Cash has served as a director of Airspan since January 1998. He has been a general partner with InterWest Partners, a venture capital fund focused on technology and healthcare, since 1986. Mr. Cash currently serves as a member of the Board of Directors, a member of the Compensation Committee, and a member of the Audit Committee of i2 Technologies, Inc., a public company which is a provider of software and services that help customers achieve measurable value through improvements in coordination and collaboration. Mr. Cash is also a member of the Board of Directors and Audit Committee of Staktek Holdings, Inc., a public company providing high-density packaged memory stacking solutions for systems and applications. Mr. Cash is also a member of the Board of Directors and a member of the Compensation Committee for the following public companies: Silicon Laboratories, Inc., a developer of mixed-signal integrated circuits for products such as cell phones, set-top boxes, and computer modems, MicroTune Inc., a provider of RF silicon solutions for the broadband communications and consumer electronics markets and CIENA Company, a provider of next generation intelligent optical networking equipment. Mr. Cash is also a member of the Board of Directors of Liberte Investors, Inc., a public company specializing in real-estate sales. Mr. Cash received a B.S. in Electrical Engineering from Texas A&M University and a M.B.A. from Western Michigan University.

Thomas S. Huseby Mr. Huseby has served as a director of the Company since January 1998, serving as the Chairman of the Board from January 1998 until July 2000. Mr. Huseby also served as the Chief Executive Officer of the Company from January 1998 until May 1998. Since August 1997, Mr. Huseby has served as the managing partner of SeaPoint Ventures, a venture capital fund focused on communications and internet infrastructure. Prior to his employment with SeaPoint Ventures, from 1994 to 1997, Mr. Huseby was the Chairman and Chief Executive Officer of Metawave Communications, a public corporation which manufactures cellular infrastructure equipment. Previously, he was President and Chief Executive Officer of Innova Company, a previously public manufacturer of millimeter wave radios. Mr. Huseby currently serves as a member of the Board and member of the Compensation Committee of Entomo, Inc., a private corporation pioneering in Closed Loop Integrated Communications Services (a fee-based service that facilitates business-to-business communications), Qpass, Inc., a private corporation which offers software that facilitates the sale of digital content for wireless carriers, Wireless Services Company, a private corporation which provides services for wireless networks and Vayusa, a privately held company that provides loyalty and payment merchant services utilizing mobile networks. Mr. Huseby holds a B.A. in Economics from Columbia College, a B.S.I.E. from the Columbia School of Engineering and a M.B.A. from Stanford University.

David A. Twyver Mr. Twyver joined the Board of Directors of Airspan in May 1999. Mr. Twyver served as Chairman of the Board of Directors of Ensemble Communications Inc., a supplier of LMDS wireless equipment from January 2002 until December 31, 2003 and continues to serve as a member of Ensemble Communications’ Board of Directors. Mr. Twyver served as the President and Chief Executive Officer of Ensemble from January 2000 to September 2002. Mr. Twyver also served as a director of Metawave Communications, Inc. from March 1998 until February 2003 and as a member of Metawave Communications, Inc. Audit Committee from June 2000 until February 2003. Metawave Communications, Inc. is a publicly traded company which manufactures cellular infrastructure equipment. From 1996 to 1997, he served as Chief Executive Officer of Teledesic Company, a satellite telecommunications company. From 1974 to 1996, Mr. Twyver served in several management positions at Nortel Networks Limited, a leading global supplier of data and telephone network solutions and services, most recently as President of Nortel Wireless Networks from 1993 to 1996. He received his B.S. in Mathematics and Physics from the University of Saskatchewan.

Guillermo Heredia Mr. Heredia joined the Board of Directors of the Company in January 2001. Since September 1999, Mr. Heredia has served as the managing partner of Consultores en Inversiones Aeronauticas, a provider of consulting services to airline operators and investors. Mr. Heredia has served in the senior management of three major Mexican corporations: as President and Chief Operating Officer of Aeromexico from 1989 to 1992, as President and Chief Operating Officer of Grupo Iusacell, Mexico’s number two wireless carrier, from 1992 to 1994, and as President and Chief Executive Officer of Previnter, a joint venture of AIG, Bank Boston and Bank of Nova Scotia from 1995 to 1999. Mr. Heredia currently serves as a member of the Board of Directors of W L Comunicaciones, a private telecommunications company involved in developing a wide band fiber optic network in Mexico City and throughout Mexico and for Jalisco Tequilana Internacional, a private distiller and distributor of Tequila. Mr. Heredia holds a degree in Mechanical Engineering from the Universidad de las Americas and in Business Administration from Universidad Iberoamericana.

Michael T. Flynn Mr. Flynn has served as a director of the Company since July 2001. From June 1994 until March 31, 2004, Mr. Flynn has been an officer of ALLTEL Corporation, an integrated telecommunications provider of wireless, local telephone, long-distance, competitive local exchange, Internet and high-speed data services. From May 2003 until March 31, 2004, Mr. Flynn held the position of Assistant to the Chief Executive Officer. From April 1997 to May 2003, Mr. Flynn served as Group President of Communications at ALLTEL. From June 1994 to April 1997, Mr. Flynn was President of the Telephone Group of ALLTEL. Since January 2004, Mr. Flynn has served on the Board of Directors, the Audit Committee and the Compensation Committee of WebEx Communications, a publicly traded company providing real time worldwide rich media access and conferencing services. Mr. Flynn also serves on the Board of Directors of Taqua Systems, a privately held provider of next generation telecommunications switching products and services. Mr. Flynn earned his B.S. degree in industrial engineering from Texas A&M University in 1970. He attended the Dartmouth Institute in 1986 and the Harvard Advanced Management Program in 1988.

Committees and Meetings of the Board of Directors

The Company’s bylaws provide for a Board of Directors consisting of between five and seven members. However, pursuant to the Company’s Articles of Incorporation and Bylaws, if a greater or lesser number of directors than is specified as the range of the size of the Board in the Bylaws is elected by the shareholders, the election of that number of directors shall automatically be deemed to constitute an amendment to the Bylaws. Accordingly, if, for example, the Board were to nominate a slate of nine candidates for directors and all nine candidates were elected by the shareholders, the Board would automatically consist of nine directors and the Bylaws would automatically be amended to provide for a Board of Directors consisting of nine directors. All directors hold office until the next Annual Meeting of the Shareholders or until their successors have been elected and qualified. The Company’s officers are appointed annually and serve at the discretion of the Board of Directors.

During the fiscal year ended December 31, 2003, the Company’s Board of Directors held four regularly scheduled meetings and six special meetings. All directors attended 75% or more of the aggregate of (i) the number of meetings of the Board of Directors and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting; however, the Board will give consideration during the upcoming year to establishing such a policy. Only one director was able to attend the 2003 annual meeting.

Historically, the Company has not adopted a formal process for shareholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes its responsiveness to shareholder communications to the Board of Directors has been excellent. Nevertheless, during the upcoming year the Governance and Nominating Committee will give full consideration to the adoption of a formal process for shareholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.

The Company has four committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee and the Special Litigation Committee.

The Audit Committee is composed of three directors: Mr. David A. Twyver, Mr. H. Berry Cash and Mr. Michael T. Flynn. The Audit Committee’s functions include reviewing reports and audits with the Company’s independent public accountants, and reporting their findings to the full Board of Directors. The Audit Committee met five times during the fiscal year ended December 31, 2003. The Audit Committee operates under a written Audit Committee Charter adopted by the Company’s Board of Directors. The Audit Committee Charter is attached as Appendix A to this Proxy Statement. Each member of the Audit Committee is independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

The Board of Directors has determined that at least one member of the Audit Committee is “financially sophisticated” as defined in Rule 4350(d)(2) of the National Association of Securities Dealers’ listing standard. However, although each of Mr. Twyver, Mr. Cash and Mr. Flynn possesses extensive business and financial experience, the Board of Directors has determined that they do not appear to meet the “financial expert” requirements set forth in the rules established pursuant to the Sarbanes-Oxley Act of 2002. The Governance and Nominating Committee has not yet identified an individual satisfying those criteria as well as other criteria that the Company believes are important for an individual to make a meaningful contribution to the deliberations of the Board of Directors as a whole. Within the next year, the Governance and Nominating Committee plans to consider options for attracting a qualified financial expert to serve on the Audit Committee.

The Compensation Committee for the fiscal year ended December 31, 2003 was comprised of Mr. Thomas S. Huseby and Mr. H. Berry Cash. The Compensation Committee has been recently expanded to include Mr. Matthew J. Desch. The Compensation Committee’s functions include (i) the review and approval of the compensation and benefits for the Company’s executive officers, (ii) the administration of the Company’s stock purchase and stock option plans, and (iii) the recommendation to the Board of Directors regarding such matters. The Compensation Committee met four times during the fiscal year ending December 31, 2003 in conjunction with each regularly scheduled meeting of the Board of Directors. Each member of the Compensation Committee, except Mr. Desch who received approximately $160,000 in 2002 as compensation for serving as Chairman of the Board, is independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. However, the Board of Directors has determined that the membership of Mr. Desch, as the only non-employee director who currently works as a senior executive for a company that is publicly traded and is involved in most aspects of telecommunications, from the infrastructure upon which the U.S. telephone network is built, to the rapidly expanding IP and mobile markets, on the Compensation Committee is required by the best interests of the Company and its shareholders. The Board of Directors believes that, as a result of Mr. Desch’s industry experience and relationships, Mr. Desch is very well suited to (i) anticipate and understand how executives in the industry expect to be compensated for their services and (ii) evaluate the skill and competencies, or lack thereof, as well as the performance of the Company’s existing or prospective executive officers.

The Governance and Nominating Committee is composed of six directors: Mr. David A. Twyver, Mr. H. Berry Cash, Mr. Michael T. Flynn, Mr. Thomas Huseby, Mr. Guillermo Heredia and Mr. Matthew J. Desch. The principal function of the Governance and Nominating Committee is to seek, review and recommend qualified candidates to the Board of Directors for nomination for election to the Board. The Governance and Nominating Committee met four times during fiscal 2003 in conjunction with each regularly scheduled meeting of the Board of Directors. Each member of the Governance and Nominating Committee, except Mr. Desch, is independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. However, the Board of Directors has determined that the membership of Mr. Desch, as the only non-employee director who currently works as a senior executive for a company that is publicly traded and is involved in most aspects of telecommunications, from the infrastructure upon which the U.S. telephone network is built, to the rapidly expanding IP and mobile markets, on the Governance and Nominating Committee is required by the best interests of the Company and its shareholders. The Board believes that Mr. Desch is very well suited to identify individuals in the wireless DSL industry who are qualified to become Board members and to consider public policy issues that may affect the Company.

The Board has adopted a charter for the Governance and Nominating Committee. The Governance and Nominating Committee Charter is posted on the Company’s website. The Internet address for the Company’s website is http://www.airspan.com.

The Governance and Nominating Committee’s Charter provides that the Governance Committee will consider director candidates recommended by shareholders. Shareholders should submit any such recommendations for the Governance and Nominating Committee through the method described under the section entitled “Communications with the Board of Directors” below. In addition, in accordance with the Company’s Bylaws, any shareholder of record entitled to vote for the election of directors at the Annual Meeting may nominate persons for election to the Board of Directors if such shareholder complies with the notice procedures set forth in the Bylaws and summarized in the section entitled “Shareholders’ Proposals” above.

Historically, the Company has not had a formal policy concerning shareholder recommendations of nominees to the Board of Directors. To date, the Company has not received any recommendations from shareholders requesting that the Governance and Nominating Committee (or any predecessor) consider a candidate for inclusion among the Governance and Nominating Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Governance and Nominating Committee will consider this matter fully during the upcoming year with a view to adopting and publishing a policy on shareholder recommendations for director nominees prior to the 2005 Annual Meeting of Shareholders.

In evaluating director nominees, the Governance and Nominating Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience in political affairs;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Governance and Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. In doing so the Governance and Nominating Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. In its deliberations, the Governance and Nominating Committee is aware that the Company must disclose whether one member of the Board meets the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board must meet the definition of “independent director” under Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Governance and Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Nominating Committee or the Board decides not to re-nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Nominating Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Governance and Nominating Committee. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

In November 2001, the Company created the Special Litigation Committee relating to the ongoing class action litigation involving the Company and Credit Suisse First Boston Company, among others (the “CSFB Litigation”). This Special Litigation Committee was created to work with management and the Company’s counsel in defense of the Company and supervise decisions to be made by the Company with regard to the CSFB Litigation until such litigation has been resolved. This Special Litigation Committee is currently composed of two directors: Mr. Guillermo Heredia and Michael T. Flynn. The Special Litigation Committee received and reviewed quarterly special litigation updates and met one time during the fiscal year ending December 31, 2003.

Communications with the Board of Directors

The Board has asked the Company’s management to establish a process for shareholders to send communications to the Board. Pursuant to the Board’s instructions, management has established a process whereby shareholders can send communications to the Board and, if applicable, to the Governance and Nominating Committee or to specified individual directors in writing c/o Peter Aronstam, Secretary, Airspan Networks, Inc., 777 Yamato Road, Suite 105, Boca Raton, FL 33431. The Company does not screen mail and all such letters will be forwarded to the Board of Directors, the Governance and Nominating Committee or any such specified individual directors.

Report of the Audit Committee(1)

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. In this oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, including the system of internal controls, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has substantively discussed with the independent auditors the auditors’ independence from the Company and its management. The Audit Committee has also considered the compatibilities of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the Company’s independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2004.

The Audit Committee

David A. Twyver
H. Berry Cash
Michael T. Flynn

__________

(1)	The material in this Report of the Audit Committee shall not be deemed to be “soliciting material,” nor to be “filed” with the Securities and Exchange Commission nor subject to Regulation 14A or 14C. This report is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Legal Proceedings

There are no pending, material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company.

Audit Fees

Ernst & Young, LLP (“Ernst & Young”) served as the auditors for the Company for the fiscal years ended December 31, 2003 and December 31, 2002. In addition to performing the audit of the Company’s consolidated financial statements, Ernst & Young provided various other services during fiscal 2003 and 2002. The aggregate fees billed by Ernst & Young for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were as follows:

Audit and Quarterly Reviews
2003	$279,308
2002	$198,007

Audit-Related Fees

For the fiscal years ended December 31, 2002 and December 31, 2003, Ernst & Young did not perform or bill the Company for any assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed by Ernst & Young in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were as follows:

Tax Fees
2003	$150,319
2002	$106,168

Of the $150,391 in tax fees billed by Ernst & Young during the 2003 fiscal year, $86,283 related to tax advice provided by Ernst & Young with respect to acquisitions by the Company and the remaining $63,856 related to fees in connection with Ernst & Young’s provision of year end corporate tax compliance advice. Of the $106,168 in tax fees billed by Ernst & Young during the 2002 fiscal year, $46,350 related to tax advice provided by Ernst & Young with respect to the Company’s contracts with its customers and the remaining $59,818 related to fees in connection with Ernst & Young’s provision of year end corporate tax compliance advice.

All Other Fees

The aggregate fees billed by Ernst & Young for services rendered to the Company, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” for the last two fiscal years were as follows:

All Other Fees
2003	$0
2002	$61,621

The fees billed by Ernst & Young in the 2002 fiscal year related to payroll services, transfer pricing and other advice provided by Ernst & Young.

The Board and the Audit Committee have established a pre-approval policy for all audit and non-audit services. For audit services, the independent auditor must provide the Audit Committee with an engagement letter during the third fiscal quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, such engagement letter will be formally accepted by the Committee at either its September or December Audit Committee meeting. After acceptance of the engagement letter, the independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

With respect to non-audit services, the Company’s management will submit to the Audit Committee for approval (during December, or soon thereafter, of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to the Company’s pre-approval process.

To ensure the prompt handling of unexpected matters, the Audit Committee has delegated the authority to amend or modify the list of approved permissible non-audit services and fees to the Chairman of the Audit Committee, who will report action taken to the Audit Committee at the next Audit Committee meeting. The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Chief Accounting Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

Approximately 100% of the audit-related services, tax services and other services provided by Ernst & Young during the fiscal year ended December 31, 2003 were approved by the Audit Committee.

Additional Information Concerning Directors

Each of our non-employee directors receives $3,000 per meeting of the Board of Directors attended in person, together with reimbursement of travel expenses. Non-employee board members receive $2,000 for attending board meetings telephonically. Members of the Audit Committee receive $2,000 per meeting. We have also entered into an employment agreement with Eric Stonestrom as described in the section of this Proxy Statement entitled “Employment Agreements.” The Company paid $30,000 to Mr. Desch in fiscal 2003 as compensation for his employment as Chairman of the Board. Otherwise, except (i) as described above, (ii) for reimbursement for reasonable travel expenses relating to attendance at Board meetings and (iii) the grant of stock options, directors are not compensated for their services as directors. In the year ended December 31, 2003, we granted 15,000 options to each of Messrs. Huseby, Twyver, Heredia, Flynn, and Cash and 45,000 options to Mr. Desch. Directors who are also our employees are eligible to participate in our 1998 Stock Option and Restricted Stock Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Company’s outstanding Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and report changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of reports furnished to us and written or oral representations that no other reports were required for such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners have been complied with.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 25, 2004, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) certain executive officers of the Company, and (iv) all directors and officers as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned, subject to the community property laws, where these rules apply.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Shares Owned (1) (2)
Sevin Rosen Funds (3)	2,980,413	(4)	8.1%
InterWest Management Partners VI, LLC (5)	2,983,079	(6)	8.1%
Meritech Capital Partners L.P. (7)	1,863,061		5.0%
Eric D. Stonestrom (8)	978,709	(9)	2.6%
Peter Aronstam (8)	291,042	(10)	*
Jonathan Paget (11)	102,177	(12)	*
Henrik Smith-Petersen (11)	321,423	(13)	*
David Brant (11)	170,140	(14)	*
H. Berry Cash (15)	3,036,829	(16)	8.2%
Matthew Desch (8)	443,625	(17)	1.2%
Michael T. Flynn (18)	58,750	(19)	*
Guillermo Heredia (20)	38,750	(21)	*
Thomas Huseby (22)	649,063	(23)	1.8%
David A. Twyver (24)	93,750	(25)	*
All directors and executive officers as a group (11 persons)	6,194,258		16.8%

__________

*	Indicates less than 1% of outstanding shares owned.

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 25, 2004 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from March 25, 2004 have been exercised.

(2)	Applicable percentage ownership is based on 36,933,245 shares of Common Stock outstanding as of March 25, 2004.

(3)	The address of Sevin Rosen Funds is 13455 Noel Road, Suite 1670, Dallas, TX 75240.

(4)	Includes purchases made by Sevin Rosen Bayless Management Company, Sevin Rosen Fund VL.P., Sevin Rosen Fund VIL.P., Sevin Rosen V Affiliates Fund and Sevin Rosen VI Affiliates Fund L.P., each of which is an affiliate of Sevin Rosen Funds.

(5)	The address of InterWest Management Partners VI, LLC is 2710 Sand Hill Road #3-255, Menlo Park, CA 94025.

(6)	Includes (i) 2,892,394 shares owned by Interwest Partners VI, L.P. and (ii) 90,685 shares owned by InterWest Investors VI, L.P. each of which is an affiliate of InterWest Management Partners VI, LLC.

(7)	The address of Meritech Capital is 428 University Avenue, Palo Alto, CA 94301.

(8)	The addresses of Messrs. Desch, Stonestrom, and Aronstam is 777 Yamato Road, Suite 105, Boca Raton, FL 33431.

(9)	Includes 455,209 shares of common stock issuable on exercise of presently exercisable stock options and (ii) 3,300 shares held by family members.

(10)	Includes 281,042 shares of common stock issuable on exercise of presently exercisable stock options.

(11)	The addresses of Messrs. Paget, Smith-Petersen, and Brant is Cambridge House, Oxford Road, Uxbridge, Middlesex UB8 1UN, England.

(12)	Includes 21,177 shares of common stock issuable on exercise of presently exercisable stock options.

(13)	Includes 311,423 shares of common stock issuable on exercise of presently exercisable stock options.

(14)	Includes 120,313 shares of common stock issuable on exercise of presently exercisable stock options.

(15)	The address of Mr. Cash is 3000 Sand Hill Road #3-255, Menlo Park, CA 94025. Mr. Cash is a general partner of InterWest Management Partners VI, LLC.

(16)	Includes (i) 2,983,079 shares held by investment entities of InterWest Management Partners VI, LLC, which shares are also reported in by Interwest Management Partners VI, LLC in the second line item of this table and (ii) 53,750 shares of common stock issuable on exercise of presently exercisable stock options. Mr. Cash disclaims beneficial ownership of the shares held by InterWest Management Partners VI, LLC except for his pecuniary interest therein.

(17)	Includes 370,625 shares of common stock issuable on exercise of presently exercisable stock options.

(18)	The address of Mr. Flynn is 399 Lookout Point, Hot Springs, AR 71913.

(19)	Includes 38,750 shares of common stock issuable on exercise of presently exercisable stock options.

(20)	The address of Mr. Heredia is Newton #54-4, Polanco, D.F, Mexico 11560.

(21)	Includes 38,750 shares of common stock issuable on exercise of presently exercisable stock options.

(22)	The address of Mr. Huseby is 777 108th Avenue N.E., Suite 1895, Bellevue, WA 98004.

(23)	Mr. Huseby is the managing partner of SeaPoint Ventures. The shares listed represent (i) 253,333 shares held by investment entities within SeaPoint Ventures and (ii) 53,750 shares of common stock issuable on exercise of presently exercisable stock options. Mr. Huseby disclaims beneficial ownership of the shares held by SeaPoint Ventures, except to the extent of his pecuniary interest therein.

(24)	The address of Mr. Twyver is P.O. Box 2447, Friday Harbor, WA 98250.

(25)	Includes 83,750 shares of common stock issuable on exercise of presently exercisable stock options.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended December 31, 2001, 2002, and 2003 the aggregate compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers who were serving at December 31, 2003 (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary		Bonus		Securities Underlying Options		All Other Compensation
Eric D. Stonestrom, President & CEO	2003 2002 2001	$300,000 $300,000 $300,000		$10,000 $0 $0		0 200,000 450,000		$0 $0 $0
Peter Aronstam, Senior Vice President & CFO	2003 2002 2001	$200,000 $245,000 $212,273	(1) (2)	$30,000 $0 $0		0 60,000 325,000		$0 $0 $0
Jonathan Paget, (3) Executive Vice President & COO	2003 2002 2001	$296,333 $258,577 $212,874		$10,000 $0 $0		0 291,202 60,000	(4)	$0 $0 $0
Henrik Smith-Petersen, (3) President, Asia Pacific	2003 2002 2001	$246,780 $220,050 $193,887		$90,661 $21,778 $70,554	(5) (5) (5)	0 60,000 225,000		$0 $0 $0
David Brant, (3) Vice President, Finance and Controller	2003 2002 2001	$201,628 $171,789 $148,338		$15,000 $0 $14,377		0 50,000 110,000		$0 $0 $0

(1)	Mr. Aronstam’s annualized salary for 2002 reflects a reduction of salary from $260,000 to $200,000 on October 1, 2002.

(2)	Mr. Aronstam became the Company’s Senior Vice President and Chief Financial Officer on March 8, 2001. The salary figure above is based on an annualized salary of $260,000.

(3)	Salary amounts for Messrs. Paget, Smith-Petersen, and Brant reflect a conversion rate from U.K. pounds to U.S. dollars of (Pounds) (Pounds)1:$1.440175 in 2001, and (Pounds)1:$1.6300 in 2002 and (Pounds)1:1.828 in 2003, as applicable.

(4)	Pursuant to a voluntary option exchange for eligible employees, the Company (i) cancelled 41,779 options previously held by Mr. Paget with an exercise price of $3.60 and issued him 31,355 options with an exercise price of $1.04 in exchange; (ii) cancelled 60,000 options previously held by Mr. Paget with an exercise price of $4.40 and issued him 48,000 options with an exercise price of $1.04 in exchange; (iii) cancelled 100,000 options previously held by Mr. Paget with an exercise price of $6.00 and issued him 80,000 options with an exercise price of $1.04 in exchange; and (iv) cancelled 127,333 options previously held by Mr. Paget with an exercise price of $9.60 and issued him 101,867 options with an exercise price of $1.04 in exchange.

(5)	Such bonus payments relate to commission earned on sales revenue.

Option Grants During 2003 Fiscal Year

The Company did not grant any stock options to any of the Named Executive Officers during the year ended December 31, 2003:

Aggregated Options Exercises in Fiscal 2003 and Fiscal Year Ending Option Values

The following table provides information as to the number and value of all outstanding options exercised during fiscal year 2003 by the Named Executive Officers. We have not granted any stock appreciation rights.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options At Fiscal Year-End ($) Exercisable/ Unexercisable
Eric D. Stonestrom	0	0	391,667/425,000	$451,564/$659,438
Peter Aronstam	0	0	242,188/142,812	$200,322/$190,873
Jonathan Paget	0	0	272,074/96,628	$699,597/$268,172
Henrik Smith-Petersen	0	0	276,874/123,125	$212,678/$165,822
David Brant	0	0	153,125/75,209	$234,098/$132,852

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of March 25, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance. The table does not include information about the proposed amendments to the 1998 Plan and the Stock Purchase Plan which are being submitted for shareholder approval at the Annual Meeting.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	3,997,097	$2.9208	17,736
Equity compensation plans not approved by security holders (2)	857,674	$3.1552	0

(1)	In 1998 and 2000, the Company’s shareholders approved the 1998 Plan and the Employee Stock Purchase Plan.

(2)	Issued pursuant to the Company’s 2001 Supplemental Stock Option Plan and the Company’s 2003 Supplemental Stock Option Plan.

Employment Contracts

Effective January 12, 1998, the Company entered into an employment agreement with Mr. Stonestrom, the Company’s President and Chief Executive Officer. The employment agreement, as amended, does not specify a term of service and, as a matter of practice, Mr. Stonestrom’s salary has been adjusted from time to time by the Board of Directors. During the fiscal year ending December 31, 2003, Mr. Stonestrom’s base salary was $300,000 and he received a bonus of $10,000. Under the terms of the employment agreement, Mr. Stonestrom is entitled to a twelve-month severance payment of base salary if his employment is terminated involuntarily.

Effective February 15, 2001, the Company entered into an employment agreement with Peter Aronstam, the Senior Vice President and Chief Financial Officer of the Company providing for a base annual salary of $260,000 per year subject to periodic review and adjustment by the Board of Directors. The employment agreement does not specify a term of service. Effective October 1, 2002, Mr. Aronstam’s base salary was reduced to $200,000. Mr. Aronstam also receives quarterly bonuses if certain revenue targets are received. For the fiscal year ended December 31, 2003, Mr. Aronstam received aggregate bonuses in the amount of $30,000. In addition, as an inducement to his initial employment, Mr. Aronstam received options to purchase 325,000 shares of common stock. Twenty-five percent of such options vested on the first anniversary of his employment with the Company and the remaining seventy-five percent will vest thereafter monthly over the next three years of employment. The agreement provides for severance pay in an amount equal to the greater of (i) Mr. Aronstam’s current twelve month salary plus sales bonus or (ii) $260,000, payable over a twelve month period in the event that (i) Mr. Aronstam is terminated by the Company other than for cause, (ii) the Company terminates Mr. Aronstam’s employment with the Company for good reason; or (iii) there is a change of control of the Company as a result of which Mr. Aronstam voluntarily resigns or is not retained. If any of these events occur, the Mr. Aronstam’s stock options will immediately and fully vest.

Effective March 25, 1999, the Company entered into an employment agreement with Jonathan Paget, the Company’s Executive Vice President and Chief Operating Officer. The employment agreement does not specify a term of service. For the fiscal year ended December 31, 2003, Mr. Paget received a base salary of $296,333 and a bonus of $10,000. Under the terms of the agreement, Mr. Paget is entitled to receive nine months of severance in the event the Company terminates his employment without cause. Under the terms of the agreement, as amended, Mr. Paget is entitled to nine months of severance payments in the event the Company terminates his employment without cause.

Effective January 22, 1998, the Company entered into an employment agreement with Henrik Smith-Petersen, the Company’s Executive Vice President of Asia Pacific. The employment agreement does not specify a term of service. For the fiscal year ended December 31, 2003, Mr. Smith-Petersen received a base salary of $246,780 and sales commissions in the amount of $90,661. Under the terms of the agreement, in the event the Company terminates Mr. Smith-Petersen’s employment without cause, Mr. Smith-Petersen is entitled to receive nine months of base salary plus certain commissions for sales recognized by the Company’s Asia business division.

Effective January 21, 1998, and amended as of February 15, 2001, the Company entered into an employment agreement with David Brant, the Company’s Executive Vice President of Finance and Controller. The employment agreement does not specify a term of service. For the fiscal year ended December 31, 2003, Mr. Brant received a base salary of $201,628 and a bonus of $15,000. Under the terms of the agreement, in the event the Company terminates Mr. Brant’s employment without cause, Mr. Brant is entitled to a severance payment in the amount of nine months of his base salary at the time of termination.

Report on Repricing of Options

The following table sets forth information regarding all “repricing” of options held by any Named Executive Officer since the Company became a reporting company pursuant to the Exchange Act on July 20, 2000. The table heading and the column heading below use the term “repricing” as required by the applicable regulation; however, the options described below was a cancellation and re-grant of options.

10-Year Option Repricings

Name	Date of Repricing	Number of Securities Underlying Options Repriced or Amended		Market Price of Stock At Time of Repricing or Amendment	Exercise Price At Time of Repricing or Amendment	New Exercise Price	Length Of Original Option Term Remaining At Date of Repricing or Amendment (Years)
Jonathan Paget Executive Vice President & COO	7/19/02	31,335	(1)	$1.04	$3.60	$1.04	7.84
Jonathan Paget	7/19/02	48,000	(2)	$1.04	$4.38	$1.04	9.18
Jonathan Paget	7/19/02	80,000	(3)	$1.04	$6.00	$1.04	8.91
Jonathan Paget	7/19/02	101,867	(4)	$1.04	$9.60	$1.04	8.55

(1)	Pursuant to the voluntary option exchange discussed below, 41,779 options previously held by Mr. Paget were cancelled as of July 19, 2002 and 31,355 new options were issued.

(2)	Pursuant to the voluntary option exchange discussed below, 60,000 options previously held by Mr. Paget were cancelled as of July 19, 2002 and 48,000 new options were issued.

(3)	Pursuant to the voluntary option exchange discussed below, 100,000 options previously held by Mr. Paget were cancelled as of July 19, 2002 and 80,000 new options were issued.

(4)	Pursuant to the voluntary option exchange discussed below, 127,333 options previously held by Mr. Paget were cancelled as of July 19, 2002 and 101,867 new options were issued.

On December 13, 2001, the Company offered a group of Qualifying Employees (defined below) the opportunity to exchange all, but not less than all, of the Eligible Options (defined below) held by such employees for new options to be granted under the 1998 Stock Option Plan or the 2001 Supplemental Stock Option Plan. The exchange offer expired on January 18, 2002.

Except as noted below, virtually all of the employees of the Company and its subsidiaries during the exchange offer period were considered Qualifying Employees. Members of the Company’s Board of Directors, Mr. Stonestrom and Mr. Aronstam were not deemed to be Qualifying Employees and were not entitled to participate in the exchange offer. The Eligible Options were all the options granted under the 1998 Stock Option Plan or 2001 Supplemental Stock Option Plan between October 1, 1999 and December 13, 2001.

The Company offered to issue a varying amount of new options with respect to each Eligible Option, which offers varied based upon the original exercise price and/or issue date of the subject Eligible Option. The issuance date of the new options was July 19, 2002, approximately six months after the exchange offer expired, and the exercise price of all of the new options was set at $1.039, the closing market price of the Company’s common stock on July 19, 2002.

Approximately 34 employees of the Company participated in the exchange offer, including one of the Company’s Named Executive Officers. Pursuant to the exchange offer, 665,796 options were cancelled and 524,875 new options were issued.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board of Directors or compensation committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Compensation Committee Report on Executive Compensation

The Company’s employee compensation policy is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals, competitive benefits, and an attractive workplace environment. The Company also encourages broad-based employee ownership of the Company’s stock through a stock option program in which most employees are eligible to participate.

The Compensation Committee reviews and approves individual officer salaries, bonuses, and stock option grants. The Compensation Committee also reviews guidelines and proposals for compensation, bonus, and stock option grants for non-officer employees.

The Company’s compensation policy for officers is similar to that for other employees, and is designed to promote excellent performance and attainment of corporate and personal goals. The Compensation Committee annually reviews and approves the compensation of each of the Company’s Named Executive Officers. Bonuses are tied to corporate revenue and profit goals established by the Compensation Committee as an incentive for superior corporate performance.

President and Chief Executive Officer Compensation

In determining Mr. Stonestrom’s overall annual compensation, the Compensation Committee considered Mr. Stonestrom’s performance as the Chief Executive Officer in 2003, taking into account the Company’s growth, spending by operators on telecommunications equipment, and the competitive environment. In addition, the Compensation Committee reviewed publicly disclosed salaries of Chief Executive Officers of a group of peer comparable companies, including: Paradyne Networks Inc., SR Telecom Inc., Stratex Networks Inc., Remec Inc., Proxim, Inc., and Vyyo Inc. The Compensation Committee believes that the compensation paid to Mr. Stonestrom as President and Chief executive officer, set at $300,000 for the fiscal year ending 2003 was reasonable compared to the compensation paid to other chief executive officers of public companies that compete in the same area of business as the Company.

COMPENSATION COMMITTEE

Thomas S. Huseby
H. Berry Cash
Matthew J. Desch

Certain Relationships and Related Party Transactions

Loans to Related Parties

In connection with the purchase of 1.5 million shares of the Company’s common stock (the “Purchased Shares”), on April 27, 1999, Mr. Stonestrom incurred $130,000 of indebtedness to the Company. Since April 27, 1999, the aggregate amount of Mr. Stonestrom’s debt has remained $130,000. The indebtedness is evidenced by two promissory notes which are payable upon the earlier of Mr. Stonestrom’s termination or bankruptcy or various events constituting a change in control of the Company or a majority of its assets. No interest is due under the notes unless Mr. Stonestrom enters into various insolvency related proceedings, which proceedings trigger an obligation to pay interest at the highest rate allowed by the State of Delaware. As security for the notes, Mr. Stonestrom has granted the Company a first priority security lien in (i) the Purchased Shares, (ii) all securities of the Company subsequently acquired by Mr. Stonestrom, and (iii) all proceeds from the sale of the Purchased Shares.

PERFORMANCE GRAPH

The following graph depicts the Company’s stock price performance from July 20, 2000 (the date on which quotations for the Common Stock first appeared on the NASDAQ National Market) through December 31, 2003 relative to the performance of the NASDAQ Stock Market (U.S. Companies), and the NASDAQ Telecommunications Index (published by NASDAQ) for the same period. All indices shown in the graph have been reset to a base of 100 as of July 20, 2000, and assume an investment of $100 on that date and the reinvestment of dividends paid since that date.

COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN
AMONG AIRSPAN NETWORKS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

APPROVAL AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

(Proposal No. 2)

As recommended by the Audit Committee, the Board of Directors has designated, subject to the approval of and ratification by the shareholders, the firm of Ernst & Young as independent auditors to audit and report on the Company’s financial statements for the fiscal year ending December 31, 2004. Action by shareholders is not required by law in the appointment of independent auditors, but their appointment is being submitted to the shareholders by the Board in order to give shareholders an opportunity to express their approval or disapproved of the selection of Ernst & Young by the Board of Directors.

The Audit Committee selected Ernst & Young as the best firm to deliver independent audits in light of factors such as the auditor’s depth of experience, breadth of reserves, commitment to provide exceptional service, ability to handle transaction issues and location of key personnel.

Ernst & Young has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee director, officer or employee. The Company anticipates representatives of Ernst & Young will be present at the meeting of shareholders and will be afforded an opportunity to make a statement, if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

In the event that the shareholders of the Company do not approve of and ratify the selection of Ernst & Young, the Board of Directors will reconsider who the Company should designate as its independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF ERNST & YOUNG, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

APPROVAL OF AMENDMENT TO
ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Proposal No. 3)

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares.

The Articles of Incorporation establishes the maximum number of shares of Common Stock that the Company may issue without obtaining additional shareholder approval. This is called authorized stock. For example, as of March 25, 2004, the Company had 50,000,000 shares of Common Stock authorized and 36,933,245 shares issued. As a result, the Company could have issued an additional 13,066,755 shares. If the amendment to the Articles of Incorporation had been adopted prior to such date, the Company could have issued an additional 50,000,000 shares, for a total of 63,066,755 shares available for issuance. In the interest of simplicity, the foregoing example ignores shares reserved for issuance upon exercise of stock options, under the Company’s other employee benefit plans and for other purposes. Approximately 5,546,000 shares of Common Stock are reserved for issuance under such plans. As a result, the Company only has 7,520,741 shares of Common Stock available for future use without increasing the number of authorized shares.

Shares that have already been issued are referred to as “issued” or “issued and outstanding”. The difference between the total number of authorized shares and the number of issued shares is the number of shares that the Company may issue in the future without amending the Articles of Incorporation. Washington law and the rules and regulations of the National Association of Securities Dealers may require shareholder approval of issuances under certain circumstances.

If approved, the additional shares of Common Stock will have the same voting and other rights as all other shares of the Company’s Common Stock. Holders of Common Stock are not now, and will not be after this amendment, entitled to preemptive rights to purchase shares of any authorized Common Stock if additional shares are later issued.

Future issuances of shares of Common Stock or securities convertible into Common Stock would have the effect of diluting the voting rights and could dilute equity and earnings per share of existing shareholders. In addition, the availability of additional shares of Common Stock for issuance could discourage or make more difficult efforts to obtain control of the Company. However, the Board of Directors’ purpose in recommending this proposal is not as an anti-takeover measure.

The Board of Directors believes that it is in the best interests of the Company to provide the Company with the flexibility to issue additional shares of Common Stock for proper corporate purposes. Because the aggregate number of shares issued and reserved for future issuance currently approaches the maximum number of shares the Company is authorized to issue under the Articles of Incorporation, approval of the proposed amendment to the Articles of Incorporation is necessary to enable the Company to respond to future business requiring the issuance of shares, including consummation of Common Stock-based financings, acquisition transactions involving the issuance of Common Stock, issuances of Common Stock under the Company’s equity compensation plans, stock splits or dividends and issuances of Common Stock for other general corporate purposes. Approval of the proposed amendment to the Articles of Incorporation will allow the Company to act promptly in the event opportunities requiring the issuance of additional shares arise. Failure of the shareholders to approve the proposed amendment would adversely affect the Company’s ability to pursue such opportunities.

The Board of Directors has unanimously authorized this amendment and voted to recommend it to the Company’s shareholders. If approved by the shareholders, the amendment will become effective upon the filing of Articles of Amendment with the Washington Secretary of State, which would occur as soon as practicable following the Annual Meeting.

The Company urges you to carefully review the text of the Articles of Incorporation, as proposed to be amended, a copy of which is attached as Appendix B to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

APPROVAL OF OMNIBUS PLAN
AND THE RESERVATION OF 5,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

(Proposal No. 4)

To enable the Company to attract, retain, and motivate key employees and directors and to reward the achievement of long-term goals through grants of a wider range of stock grants and derivatives than are currently permitted by the Company’s other equity plans, the Board of Directors has approved, subject to shareholder approval, the establishment of the Omnibus Plan. Pursuant to the Omnibus Plan, the Company may grant restricted stock, incentive stock options, non-statutory stock options, stock appreciation rights, stock awards, performance shares, and other stock-based awards consisting of cash, restricted stock or unrestricted stock in various combinations to key employees, directors and consultants of the Company. The Board of Directors has authorized, subject to shareholder approval, the reservation of 5,000,000 shares of Common Stock for issuance under the Omnibus Plan.

A summary of the Omnibus Plan is set forth below. The Company urges you to carefully review the text of the Omnibus Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix C.

If the amendment to the Omnibus Plan is approved by the Company’s shareholders, as soon as reasonably practicable after the Annual Meeting, the Company intends to register with the Securities and Exchange Commission the offers and sales of the shares of Common Stock that are the subject of grants pursuant to the Omnibus Plan.

Summary of Omnibus Plan

Plan Administration

The Omnibus Plan is administered by the Compensation Committee. The Compensation Committee is authorized to construe and interpret the Omnibus Plan and to promulgate, amend, and rescind rules and regulations relating to the implementation, administration, and maintenance of the Omnibus Plan. Each Participant receiving an award under the Omnibus Plan will enter into an agreement with the Company that sets forth the restrictions, terms, and conditions of the award (the “Award Agreement”). The Compensation Committee makes all determinations necessary or advisable for the Omnibus Plan including (a) selecting the Participants, (b) making awards thereunder in such amounts and form as the Compensation Committee may determine, (c) imposing such restrictions, terms, and conditions upon such awards as the Compensation Committee may deem appropriate, and (d) correcting any defect or omission, or reconciling any inconsistency, in the Omnibus Plan or any Award Agreement.

Securities of the Company Subject to the Omnibus Plan.

Subject to shareholder approval of this Proposal No. 4 to this Proxy Statement and shareholder approval of Proposal No. 3 to this Proxy Statement increasing the number of authorized shares of Common Stock, the Board of Directors has reserved 5,000,000 authorized but unissued shares Common Stock for issuance under the Omnibus Plan. If any awards granted pursuant to the Omnibus Plan expire unexercised or are forfeited, terminated, or settled in cash in lieu of Common Stock, the shares of Common Stock theretofore subject to such awards generally are again available for awards under the Omnibus Plan.

Eligibility

All employees, directors and consultants of the Company, as well as any other persons whose participation the Compensation Committee determines is in the best interest of the Company, are eligible to participate in the Omnibus Plan.

Stock Options

An option to purchase shares of Common Stock granted under the Omnibus Plan will either (a) qualify under Section 422 of the Code for treatment as an “incentive stock option” or (b) not qualify for treatment as an incentive stock option under Section 422 of the Code (a “non-statutory option”). For purposes of this Proposal No. 6, the term “Option” refers to either an incentive stock option or a non-statutory option. An Option may be granted alone or in addition to any other award under the Omnibus Plan and will be subject to a periodic vesting schedule. The exercise price of an Option will be determined by the Compensation Committee at the time of grant subject to the following limitations: (a) the exercise price of an incentive stock option may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant and (b) the exercise price of an incentive stock option granted to an employee who owns ten percent (10%) or more of the combined total voting power of the Company may not be less than 110% of the fair market value per share of the Common Stock on the date of grant.

The term of an Option will be such period of time as is fixed by the Compensation Committee at the time of grant subject to the following limitations: (a) the term of an incentive stock may not exceed ten years after the date of grant and (b) the term of an incentive stock option granted to an employee who owns ten percent (10%) or more of the combined total voting power of the Company may not exceed five years.

An Option may be exercised by giving written notice of exercise of the Company specifying the number of shares to be purchased. Such notice must be accompanied by payment in full of the exercise price in cash or if permitted by the terms of the governing Award Agreement by delivery of (a) a fully-secured, recourse promissory note or (b) shares of Common Stock already owned by the Participant. The Compensation Committee also may permit Participants to simultaneously exercise an Option, sell the shares of the Common Stock thereby acquired, and use the proceeds from such sale for payment of the exercise price.

If a Participant purchases Common Stock upon the exercise of an incentive stock option and either (a) holds it for a period of at least two years following the date of grant and at least one year from the date the Incentive Option is exercised (the “Holding Periods”) or (b) dies while owning such Common Stock, the Participant will be subject to federal income tax on the gain realized upon disposition of such Common Stock at the time of disposition and the amount of the gain will be equal to the amount realized on disposition less the amount paid upon exercise of the Incentive Option. The Company will not be permitted to claim a tax deduction from federal taxable income at any time in connection with an Incentive Option held for the Holding Periods specified above.

A Participant who receives a non-statutory option will not be subject to federal income tax upon the grant thereof. On the date a Participant exercises a non-statutory option, he or she will recognize federal taxable ordinary income equal to the difference between the exercise price and the fair market value of the Common Stock purchased. The Company will be allowed to deduct from its federal taxable income an amount equal to the ordinary income recognized by such Participant upon exercise of the non-statutory option.

If a Participant’s employment is terminated for any reason other than disability, retirement, or death before an Option has vested, such Participant’s rights to exercise such Option will immediately terminate. If a Participant’s employment is terminated by disability, retirement, or death before an Option has vested, such Option will vest to the extent determined by the Compensation Committee.

If a Participant’s employment is terminated for any reason other than disability, retirement, or death, a vested Option will remain exercisable for a period of up to three months following such termination, or such other period as is determined by the Compensation Committee. If a Participant’s employment is terminated by death, retirement or disability, such Participant (or his or her estate) will have the right to exercise a vested incentive stock option at any time within the one-year period following such termination, subject to any lesser exercise period imposed by the Code. In the event the vested Option is a non-statutory option, the Participant (or his or her estate) will have the right to exercise the Option during such period following termination as is set forth in the applicable Award Agreement.

If a non-employee director leaves the Board of Directors for any reason other than disability, retirement, or death before an Option becomes vested, such Option will be forfeited. If a non-employee director leaves the Board of Directors due to disability, retirement, or death before an Option becomes vested, such Option will vest to the extent determined by the Compensation Committee.

If a non-employee director leaves the Board of Directors for any reason other than death, disability, or retirement, a vested Option will remain exercisable for a period of up to three months following such termination, as determined by the Compensation Committee. If a non-employee director leaves the Board of Directors due to death, disability or retirement, such director (or his or her estate) will have the right to exercise a vested Option during such period following his or her departure from the Board as is provided in the applicable Award Agreement or the Committee may otherwise specify.

Restricted Stock

Awards under the Omnibus Plan may be in the form of shares of Common Stock subject to certain restrictions imposed by the Compensation Committee (“Restricted Stock”). The Compensation Committee may restrict the transferability of Restricted Stock and require that it be forfeited upon termination of a Participant’s employment or service as a director, as the case may be. Restricted Stock may be granted alone or in addition to any other award under the Omnibus Plan. The Compensation Committee determines the number of shares of Restricted Stock to be granted and may impose different terms and conditions on any particular grant of Restricted Stock. Shares of Restricted Stock may be issued in the name of and delivered to such Participant, with applicable restrictive legends and stop orders imposed, or may be issued in the Participant’s name but held in the custody of the Company until the restrictions thereon have lapsed and all of the terms and conditions applicable to such award have been satisfied. Awards of Restricted Stock only become unrestricted and vest in the Participant in accordance with the vesting schedule set forth in the underlying Award Agreement (the “Restricted Period”). During the Restriction Period, Restricted Stock may not be transferred or otherwise disposed of by the Participant. After satisfaction of the restrictions set by the Compensation Committee, the number of shares of Common Stock which are no longer subject to such restrictions will be held by the Participant without restriction. The remaining shares, if any, issued in respect of such Restricted Stock will either be forfeited or will continue to be subject to the restrictions set by the Compensation Committee, as the case may be.

A Participant has, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote such shares and to receive any cash dividends declared and paid thereon; provided, however, the Compensation Committee may require dividends to be deferred and reinvested in additional shares of Restricted Stock or held by the Company until all restrictions expire. Stock dividends issued with respect to Restricted Stock are treated as additional grants of Restricted Stock and are subject to the same restrictions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

If a Participant’s employment with or service to the Company is terminated for any reason other than death, disability, or retirement prior to satisfaction of the restrictions applicable to the grant of Restricted Stock, such shares are forfeited unless the applicable Award Agreement provides or the Compensation Committee in its discretion determines otherwise. In the event of death, disability or retirement during the Restriction Period, shares of Restricted Stock will become free of restrictions to the extent provided in the applicable Award Agreement or as otherwise determined by the Compensation Committee.

Performance Shares

Awards under the Omnibus Plan may be in the form of performance-based shares, with each performance share representing such monetary amount as is designated by the Compensation Committee subject to such terms and conditions as the Compensation Committee deems appropriate (“Performance Shares”), including a requirement that the Participant forfeit such Performance Shares in the event certain performance criteria are not met within a designated period of time. Performance Shares may be granted alone or in addition to any other award under the Omnibus Plan. The Compensation Committee determines the number of Performance Shares to be granted to a Participant. The Compensation Committee may impose different terms and conditions on any particular Performance Shares granted to any Participant. Participants receiving grants of Performance Shares will only earn into and be entitled to payment in respect of such awards if the Company and the Participant achieve certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”).

The Performance Goals and the Performance Period are established by the Compensation Committee. The Compensation Committee establishes Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Compensation Committee also establishes a schedule for such Performance Shares setting forth the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period.

In setting the Performance Goals, the Compensation Committee may use such measures as total shareholder return, return on equity, return on assets, net earnings per share growth, total assert growth, efficiency ratio performance, comparisons to peer companies, divisional goals, individual or aggregate Participant performance, or such other measure or measures of performance as the Compensation Committee may deem appropriate. Such performance measures are defined as to their respective components and meaning by the Compensation Committee. During any Performance Period, the Compensation Committee has the authority to adjust the Performance Goals in such manner as the Compensation Committee deems appropriate with respect to such Performance Period. In addition to the Performance Goals, the Compensation Committee also may require a minimum shareholder return threshold be attained before consideration is given to any results achieved on the Performance Goals.

Should the Company and the Participant achieve the applicable Performance Goals, but a minimum shareholder return threshold falls below the minimum expectations, then the Performance Shares may be deferred by the Compensation Committee until the threshold is exceeded. If the minimum shareholder return threshold is not achieved within the additional time frame, then no Performance Share will be paid. With respect to the Performance Shares, the Participant will, if the applicable Performance Goals and minimum shareholder return threshold have been achieved during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Share times the number of such Performance Shares so earned. Payment in settlement of earned Performance Shares will be made as soon as practical following the conclusion of the respective Performance Period in cash, shares of unrestricted Common Stock, or a combination of cash and shares of Common Stock, as the Compensation Committee may determine and provide in the underlying Award Agreement.

If a Participant’s service with the Company is terminated for any reason other than disability, retirement, death or a special circumstance deemed by the Committee to warrant waiver prior to the completion of any Performance Period, such termination will result in the forfeiture of the Performance Shares. If termination is due to disability, retirement, death or a special circumstance deemed by the Committee to warrant waiver, the disposition of non-vested awards will be determined by the Compensation Committee.

Deferred Stock

Awards of rights to defer compensation and use such compensation to acquire shares of Common Stock may be granted under the Omnibus Plan (“Deferred Stock”). Deferred Stock awards may contain such conditions as to vesting, the purchase price (if any) payable by the Participant, forfeiture, performance goals and other matters as the Compensation Committee determines. The Compensation Committee may restrict the transferability of Deferred Stock and require that it be forfeited upon termination of a Participant’s employment or service as a director, as the case may be. Deferred Stock may be granted along or in addition to any other award under the Omnibus Plan. Awards of Deferred Stock only become unrestricted and vest in the Participant in accordance with the vesting schedule set forth in the underlying Award Agreement (the

“Deferral Period”). After satisfaction of the restrictions set by the Compensation Committee, the number of shares of Common Stock which are no longer restricted are issued to the Participant. The remaining shares, if any, awarded will either be forfeited or will continue to be subject to the restrictions set by the Compensation Committee, as applicable. Stock dividends issued with respect to Deferred Stock and are subject to the same restrictions that apply to the Deferred Stock with respect to which such dividends are issued.

If a Participant’s employment with or service to the Company is terminated for any reason other than death, disability or retirement, and prior to satisfaction of the conditions and restrictions applicable to the grant of Deferred Stock, the Deferred Stock is forfeited unless the Compensation Committee in its discretion determines otherwise. In the event of death, disability, or retirement during the Deferral Period, the Compensation Committee may determine to accelerate the vesting of the Deferred Stock.

Stock Appreciation Rights

Awards of stock appreciation rights (“SARs”) may be made under the Omnibus Plan. Awards of SARs under the Omnibus Plan are made in conjunction with awards of Options. A SAR entitles the Participant to surrender the related Option and receive in exchange therefore a payment in cash or shares of Common Stock having an aggregate value equal to the amount by which the closing price of a share of Common Stock as reported by the Nasdaq on the day of surrender (“fair market value”) exceeds the exercise price of the Option multiplied by the number of shares acquirable under the surrendered Option. The SAR is subject to the same terms and conditions as the related Option and is vested and exercisable only if the Option is vested and exercisable. The Compensation Committee may provide that in the event of a “change in control” or “potential change in control” of the Company, the purchase price paid or offered in such transaction or potential transaction, rather than “fair market value”, will be used to determine the aggregate value of cash or shares to be paid to the Participant.

Stock Awards

The Omnibus Plan provides for awards of shares of Common Stock in exchange for compensation that has been earned or that is to be earned by a Participant (“Stock Awards”). The value of a Stock Award is determined by multiplying the number of shares awarded by the “fair market value” of a share of Common Stock on the day of the award. The Compensation Committee may establish such conditions, restrictions and limitations on Stock Award as it determines in its sole discretion, and may cause a Stock Award at such time as the value represented thereby is to be paid to a Participant to be paid in cash or in the number of shares of Common Stock equal to such value divided by the “fair market value” of a share on the date of payment.

Other Stock-Based Awards

The Omnibus Plan provides for the granting of other awards of Common Stock and awards that are valued in whole or part by reference to a share of Common Stock, including convertible preferred stock, preferred stock, convertible debentures, exchangeable securities, phantom stock, and book value stock awards and options, which awards may be either alone, in addition to or in tandem with other awards permitted under the Omnibus Plan (“Other Stock-Based Awards”). The Compensation Committee may establish conditions, restrictions, limitations, values and other terms applicable to Other Stock-Based Awards as it determines in its discretion.

Deferral of Awards under the Omnibus Plan

The Compensation Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out, or settlement of any award made under the Omnibus Plan. If any such election is permitted, the Compensation Committee will establish rules and procedures for such deferrals, including the payment of reasonable interest or dividend equivalents.

Changes in Control of the Company

Under the provisions of the Omnibus Plan, if a “change in control” of the Company occurs, the Compensation Committee, in its discretion, may provide that (a) all Options held by any person then unexercised and outstanding will become fully vested and exercisable, (b) all restrictions applicable to all Restricted Stock then outstanding will be deemed lapsed and satisfied, (c) all Performance Shares will be deemed to have been fully earned, (d) all Deferred Stock will be deemed to have vested and become payable, and (e) all restrictions applicable to Other Stock-Based Awards will be deemed to have lapsed.

In addition, the Compensation Committee may, in its discretion, provide that all outstanding Options, Restricted Stock, Performance Shares, Stock Awards and Other Stock-Based Awards will be cashed out on the date of the occurrence (the “Occurrence Date”) of the “change in control” at the higher of (i) the highest sales price for a share of Common Stock reported by the Nasdaq and (ii) the highest purchase price paid or offered for a share of Common Stock in any transaction related to the “change in control” during the 60 day period preceding the Occurrence Date, except that with respect to Incentive Options and related SARs, the cash out price will be based only on the sales prices of Common Stock in transaction occurring on the Occurrence Date.

Suspension, Termination, and Amendment of the Omnibus Plan

The Board of Directors may suspend, terminate, or amend the Omnibus Plan at any time and from time to time in such respects as the Board of Directors may deem advisable, subject to the limitations that (a) no such termination or amendment may be effected after an Occurrence Date if the result would be to impair the rights of any Participant with respect to an outstanding award made to him or her, and (b) no such amendment may, without shareholder approval, (i) alter the group of persons eligible to be Participants, (ii) materially increase the number of shares of Common Stock available for the issuance of awards under the Omnibus Plan, (iii) extend the term of incentive stock options granted under the Omnibus Plan, or (iv) limit or restrict the powers of the Board of Directors or the Compensation Committee with respect to the administration of the Omnibus Plan, or (c) modify the requirement of shareholder approval of the foregoing amendments.

Other Considerations

Future issuances of shares of Common Stock pursuant to the Omnibus Plan would have the effect of diluting the voting rights and could dilute equity and earnings per share of existing shareholders. In addition, the availability of additional shares of Common Stock for issuance upon exercise of options could discourage or make more difficult efforts to obtain control of the Company. However, the Board of Directors’ purpose in recommending this proposal is not as an anti-takeover measure.

The Board of Directors believe that share ownership is an important factor in attracting, retaining and motivating experienced and qualified personnel for positions of substantial responsibility and in encouraging such personnel to devote their best efforts to the business and financial success of the Company.

The Board of Directors has unanimously authorized the establishment of the Omnibus Plan and the reservation of 5,000,000 shares of Common Stock for issuance thereunder and voted to recommend it to the Company’s shareholders. If approved by the shareholders, the Omnibus Plan will become effective as of its adoption by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE ESTABLISHMENT OF THE OMNIBUS PLAN AND THE RESERVATION OF 5,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

APPROVAL OF AMENDMENT TO THE STOCK PURCHASE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
ISSUANCE THEREUNDER AND TO ALLOW FOR NINE SEPARATE OFFERING PERIODS,
THE FINAL OFFERING PERIOD TO COMMENCE ON
AUGUST 1, 2008 AND TERMINATE ON JULY 31, 2009

(Proposal No. 5)

The Board of Directors has approved, subject to shareholder approval, amendments to the Company’s Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,000,000 shares to 3,000,000 shares and to allow for nine separate offering periods, the final offering period to commence on August 1, 2008 and to terminate on July 31, 2009.

In 2000, the Board of Directors and the shareholders adopted the Stock Purchase Plan, which is intended to qualify as an employee stock purchase plan under Section 423 of the Code. As of March 25, 2004, 37,331 shares of Common Stock were reserved for issuance under the Stock Purchase Plan.

A summary of the Stock Purchase Plan, as proposed to be amended, is set forth below. The Company urges you to carefully review the text of the Stock Purchase Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix D.

If the amendment to the Stock Purchase Plan is approved by the Company’s shareholders, as soon as reasonably practicable after the Annual Meeting, the Company intends to register the offer and sale of the shares of Common Stock contemplated by this proposal pursuant to a registration statement on Form S-8.

Summary of Stock Purchase Plan

Plan Administration

The Stock Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation or application of the Stock Purchase Plan are determined at the sole discretion of the Board of Directors or its committee.

Eligibility

Any permanent employee of the Company or any of its subsidiaries who is in the employ of the Company or subsidiary on the commencement date of any offering pursuant to the Stock Purchase Plan (an “Eligible Employee”) is eligible to participate in the Stock Purchase Plan. Currently, there are 211 Eligible Employees.

Offerings

The Stock Purchase Plan currently has six separate consecutive one-year offering periods (each, an “Offering Period”). The Offering Periods generally begin on August 1 of each year (each, an “Offering Commencement Date”), except that the first such offering period commenced with the effectiveness of the Company’s initial public offering and ended on July 31, 2001. The final Offering Period pursuant to the Stock Purchase Plan shall commence on August 1, 2005 and terminate on July 31, 2006. If this Proposal No. 5 is approved by the Company’s shareholders, the Stock Purchase Plan will allow for nine separate Offering Periods and the final Offering Period will commence on August 1, 2008 and terminate on July 31, 2009.

Purchase Price

Shares are purchased through employee payroll deductions at purchase prices equal to the lesser of (i) 85% of the fair market value of the Common Stock on the applicable Offering Commencement Date or (ii) 85% of the fair market value of the Common Stock on the last business day of the applicable Offering

Period (the “Purchase Price”). The fair market value of the Common Stock on a given date is the closing bid price as reported on NASDAQ system.

Payment of Purchase Price; Payroll Deductions.

The Purchase Price of the shares is accumulated by payroll deductions during the Offering Period. The deductions may not exceed 10% of any participant’s (a “Participant”) base salary. In addition, a Participant may reduce his or her rate of payroll deductions one time during any Offering Period but may not increase such rate of payroll deductions. All payroll deductions are credited to such Participant’s account under the Stock Purchase Plan.

Purchase of Common Stock; Exercise of Option.

At the beginning of each Offering Period, by executing an Enrollment Agreement to participate in the Stock Purchase Plan, each Participant is, in effect, granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a Participant is determined by dividing the accumulated payroll deductions, which such Participant has elected to have withheld during the Offering Period by the Purchase Price (the “Option Shares”). Each Participant who continues to participate in the Stock Purchase Plan on the last business day of the Offering Period shall be deemed to have exercised their option on such date and shall be deemed to have purchased the Option Shares from the Company.

Withdrawal

While each Participant is required to execute an Enrollment Agreement authorizing payroll deductions, the Participant’s interest in a given offering may be terminated, in whole but not in part, by such Participant’s signing and delivering to the Company a withdrawal notice. Such withdrawal may be elected at any time prior to the end of the Offering Period. A Participant’s withdrawal from an offering does not have any effect on such Participant’s eligibility to participate in subsequent offerings under the Stock Purchase Plan.

Termination of Employment

Termination of a Participant’s employment for any reason, including but not limited to death or retirement, immediately cancels his or her participation in the Stock Purchase Plan. In such event, the payroll deductions credited to the Participant’s account will be returned to such Participant or, in the case of death, to such Participant’s estate as soon as practicable thereafter.

Changes in Capitalization

In the event of any changes made in the capitalization of the Company that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments may be made by the Board of Directors in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the shareholders of the Company.

Amendment and Termination of the Stock Purchase Plan

The Board of Directors may, at any time, amend or terminate the Stock Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted thereto which adversely affects the rights of any Participant. No amendment may be made to the Stock Purchase Plan without approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Stock Purchase Plan. Unless terminated earlier, the Stock Purchase Plan is currently scheduled to terminate on July 31, 2006 or (i) if the Company merges and is not the surviving corporation or (ii) in the event of the Company’s dissolution. If this Proposal No. 5 is approved by the Company’s shareholders, the Stock Purchase Plan will terminate on July 31, 2009.

Federal Income Tax Consequences

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to purchase of Common Stock under the Stock Purchase Plan and the subsequent sale of Common Stock acquired under the Stock Purchase Plan. The tax consequences may vary according to the country of participation. Also, the tax consequences may vary depending upon the particular circumstances and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

The Stock Purchase Plan, and the right of Participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant until the shares purchased under the Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the Participant will generally be subject to tax and the amount of the tax will depend on the holding period.

If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period during which the shares were obtained and one year from the date the shares are purchased (the “Eligible Holding Period”), the Participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of the Eligible Holding Period, the Participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the Purchase Price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a Participant except to the extent of ordinary income recognized by Participants upon the sale or disposition of shares prior to the expiration of the Eligible Holding Period.

New Plan Benefits

Participation in the Stock Purchase Plan is voluntary and is dependent on each Eligible Employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Stock Purchase Plan are not determinable. Outside directors are not eligible to participate in the Stock Purchase Plan.

Other Considerations

Future issuances of shares of Common Stock pursuant to the Stock Purchase Plan would have the effect of diluting the voting rights and could dilute equity and earnings per share of existing shareholders. In addition, the availability of additional shares of Common Stock for issuance upon exercise of options could discourage or make more difficult efforts to obtain control of the Company. However, the Board of Directors’ purpose in recommending this proposal is not as an anti-takeover measure.

The Board of Directors believe that share ownership is an important factor in attracting, retaining and motivating experienced and qualified personnel for positions of substantial responsibility and in encouraging such personnel to devote their best efforts to the business and financial success of the Company. In light of the limited number of shares of Common Stock available for issuance pursuant to the Stock Purchase Plan, the Company’s future ability to use share ownership as an incentive for now and existing personnel is currently restricted. In order for the Company to attract new employees and to retain existing employees in a competitive employment environment, the Board of Directors has approved amendments to the Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder to 3,000,000 shares and to allow for nine separate offering periods, the final offering period to commence on August 1, 2008 and to terminate on July 31, 2009

The Board of Directors has unanimously authorized this amendment and voted to recommend it to the Company’s shareholders. If approved by the shareholders, the amendment will become effective as of its adoption by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S STOCK PURCHASE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER AND ALLOWING FOR NINE SEPARATE OFFERING PERIODS, THE FINAL OFFERING PERIOD TO COMMENCE ON AUGUST 1, 2008 AND TERMINATE ON JULY 31, 2009

OTHER MATTERS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT TO SHAREHOLDERS

A copy of the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2003 accompanies this Notice of Annual Meeting and Proxy Statement. Additional copies of the Annual Report on Form 10-K may be obtained without charge by writing to:

Airspan Networks Inc
777 Yamato Road, Suite 105
Boca Raton, FL 33431
Attention: Chief Financial Officer.

By Order of the Board of Directors

Peter Aronstam
Corporate Secretary

April 16, 2004

APPENDIX A
AUDIT COMMITTEE CHARTER

Airspan Networks Inc.
Audit Committee Charter

Amended and Restated on March 29, 2004

Organization

There shall be a committee of the Board of Directors to be known as the “Audit Committee”. The Audit Committee shall be composed of at least three members of the Board of Directors. Each director who serves on the Audit Committee must be affirmatively determined by the Board of Directors to satisfy the requirements governing independence of audit committee members established by the National Association of Securities Dealers and the Securities and Exchange Commission (the “Commission”), including those issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934.

In addition to satisfying the foregoing independence requirements, each member of the Audit Committee must be financially literate.

The members of the Audit Committee shall be elected by the Board of Directors, upon recommendation of the Governance and Nominating Committee. Unless a Chairperson is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership. The duties and responsibilities of a member of the Audit Committee are in addition to those duties of such member as a member of the Board of Directors.

Statement of Policy

The Audit Committee shall provide assistance to the directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, and investment community relating to (i) the quality and integrity of the Company’s financial statements and corporate accounting practices, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial Management of the Company. The Audit Committee will also prepare the report the Securities and Exchange Commission (the “Commission”) rules require to be included in the Company’s annual proxy statement.

Meetings

The Audit Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Audit Committee members are expected to attend each meeting, in person or via teleconference. The Audit Committee will invite members of Management, auditors or others to attend meetings and provide pertinent information, as necessary. The Audit Committee will meet separately, periodically, with Management, with internal auditors and with the Company’s independent auditors. The Audit Committee will also meet periodically in executive session.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

While the fundamental responsibility for the Company’s financial statements rests with the Company’s Management and the independent auditors and while the Internal and independent auditors are responsible for conducting audits, the Audit Committee shall have the following authority and responsibilities:

1.	Confirm and assure the independence of the independent auditor. With respect to the independence of the independent auditor, the Audit Committee must:

(a)	Ensure that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Corporation complying with Independence Standards Board Standard No. 1, as may be modified or supplemented;

(b)	Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

(c)	Recommend that the Board of Directors take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

2.	Inquire of Management and the independent auditor about significant risks or exposures and assess the steps Management has taken to minimize such risk of the Company.

3.	Consider and revise with the independent auditor:

(a)	The adequacy of the Company’s internal controls including computerized information system controls and security; and

(b)	Related findings and recommendations of the independent auditor together with Management’s responses.

4.	Consider and review with Management and the independent auditor:

(a)	Significant findings during the year, including the status of previous audit recommendations;

(b)	Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

5.	Review and assess significant conflict-of-interest and related-party transactions, as well as current violations of company policy, if any.

6.	Assess the performance of the Audit Committee on an annual basis.

7.	Set guidelines of Audit Committee education and orientation to assure understanding of the business and the environment in which the company operates through the review of and receipt of accounting, legal, tax and other developments of major significance of the Company.

8.	Report periodically to the Board of Directors on significant results of the foregoing activities.

9.	Ensure that financial Management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by Management.

10.	Inquire as to the independent auditor’s independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles, the consistency of the Company’s accounting policies, and the clarity and completeness of the Company’s financial statements and related disclosure practices used or proposed to be adopted by Management in connection with the independent auditors review of interim and audit of annual financial statements prior to filing its Form 10-Q and 10-K respectively. Involve, as appropriate, members of Management including the President, CFO and legal counsel in the quarterly discussions.

11.	Determine, with regard to new transactions or events, the independent auditor’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by Management.

12.	Recommend the selection of the independent auditor for approval by the Board of Directors, approve the compensation of the independent auditor and review and approve the discharge of the independent auditor.

13.	Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

14.	Review with Management and the independent auditor the results of annual audits and related comments in consultation with other committees as deemed appropriate including:

(a)	The Company’s audited annual financial statements and related footnotes;

(b)	The independent auditor’s audit of, and report on the financial statements;

(c)	Any significant changes required in the independent auditor’s audit plans;

(d)	Any difficulties or disputes with Management encountered during the course of the audit; and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

15.	Review annual filings with the Commission and other published documents containing the Company’s financial statements and consider whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K filing with the Commission.

16.	Review the financial statements to be included in interim reports with Management and the independent auditor before those interim reports are released to the public or filed with the Commission or other regulators and consider whether to recommend to the Board of Directors that such financial statements be included in such interim reports to be filed with the Commission.

17.	Disclose in the Company’s annual proxy statement whether all members of the Audit Committee are independent. Also disclose that the Audit Committee is governed by a written charter and include a copy of the charter in the proxy at least once every three years.

18.	Include a report in the Company’s annual proxy statement stating whether:

(a)	The Audit Committee reviewed and discussed the audited financial statements with Management;

(b)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, Communications with Audit Committees and SAS 90, Audit Committee Communication, an amendment to SAS 61 (as set forth in Article IV hereof), as may be modified or supplemented;

(c)	The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented, as has discussed with the independent auditor the independent auditor’s independence; and

(d)	Based on the review and discussions referred to in paragraphs 9(a) through 9(c), Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

19.	Arrange for the independent auditor to be available to the full Board of Directors at least annually at their request to help provide a basis for the Board of Directors to recommend the appointment of the independent auditor.

20.	Review and update the Audit Committee Charter annually.

21.	Enforce the following pre-approval policies with regards to the engagement of the Company’s independent auditor to perform services for the Company:

(a)	For audit services, the independent auditor shall provide the Audit Committee with an engagement letter during the third fiscal quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Committee at either its September or December Audit Committee meeting;

(b)	The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter;

(c)	For non-audit services, Company management will submit to the Audit Committee for approval (during December, or soon thereafter, of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process;

(d)	To ensure prompt handling of unexpected matters, the Committee delegates to the Chairman of the Audit Committee the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report action taken to the Audit Committee at the next Audit Committee meeting; and

(e)	The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Audit Committee. The Chief Accounting Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

22.	Conduct or authorize investigations, when deemed necessary, into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation or in discharging its responsibilities.

23.	Ensure the rotation of the lead independent audit partner every five years and other partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

24.	Set clear hiring policies for employees or former employees of the independent auditor.

25.	Review the effectiveness for monitoring compliance with laws and regulations and the results of Management’s investigation and follow-up (including disciplinary action) or any instances of noncompliance.

26.	Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

27.	Review the process for communicating the Company’s code of conduct to Company personnel, and for monitoring compliance therewith.

28.	Perform any other activities consistent with this Charter, the company’s Articles of Incorporation or Bylaws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is no the duty of the Audit Committee to plan or conduct audits or to determine that the company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles in the Unites States of America. This is the responsibility of Management and the independent auditor. Nor is the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any between Management and the independent auditor or to assure compliance with laws and regulations.

APPENDIX B
PROPOSED AMENDMENT AND RESTATEMENT

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
AIRSPAN NETWORKS INC.

ARTICLE 1
NAME

The name of this corporation is Airspan Networks Inc.

ARTICLE 2
DURATION

This corporation is organized under the Washington Business Corporation Act (the “Act”) and shall have perpetual existence.

ARTICLE 3
PURPOSE AND POWERS

The purpose and powers of this corporation are as follows:

3.1      To engage in any lawful business.

3.2      To engage in any and all activities that, in the judgment of the Board of Directors, may at any time be incidental or conducive to the attainment of the foregoing purpose.

3.3      To exercise any and all powers that a corporation formed under the Act, or any amendment thereto or substitute therefor, is entitled at the time to exercise.*

ARTICLE 4
CAPITAL STOCK

4.1      CLASSES AND SERIES OF STOCK. This corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Convertible Preferred Stock.” The total number of shares that this corporation is authorized to issue is One Hundred Five (105,000,000) million shares. One Hundred million shares (100,000,000) shall be Common Stock, par value $.0003 per share, and five million (5,000,000) shares shall be Convertible Preferred Stock, par value $.0001 per share.

4.2      FILING AND EFFECTIVENESS. Before this corporation shall issue any Preferred Shares of any series, Articles of Amendment or Restated Articles of Incorporation, fixing the voting powers, designations, preferences, relating to the Preferred Shares of such series, and the number of Preferred Shares of such series authorized by the Board of Directors to be issued shall be filed with the secretary of state in accordance with the Washington Business Corporation Act (“WBCA”) and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

4.3      COMMON STOCK.

4.3.1    DIVIDEND RIGHTS. The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

4.3.2    LIQUIDATION RIGHTS. Upon the liquidation, dissolution or winding up of this corporation, the assets of this corporation shall be distributed to the holders of the Common Stock of this corporation pro rata based on the number of Shares of Common Stock held by each.

4.3.3    VOTING RIGHTS. The holder of each share of Voting Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

4.4      ISSUANCE OF CERTIFICATES. The Board of Directors shall have the authority to issue shares of the capital stock of this corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

4.5      CUMULATIVE VOTING. Shareholders of this corporation shall not have the right to cumulate votes for the election of directors.

4.6      NO PREEMPTIVE RIGHTS; EXCEPTION. No shareholder of this corporation shall have, solely by reason of being a shareholder, any preemptive or preferential right or subscription right to any stock of this corporation or to any obligations convertible into stock of this corporation, or to any warrant or option for the purchase thereof, except to the extent provided by resolution or resolutions of the Board of Directors establishing a series of preferred stock or by written agreement with this corporation.

4.7      QUORUM FOR MEETING OF SHAREHOLDERS. A quorum shall exist at any meeting of shareholders if a majority of the votes entitled to be cast is represented in person or by proxy. In the case of any meeting of shareholders that is adjourned more than once because of the failure of a quorum to attend, those who attend the third convening of such meeting, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors, provided that the percentage of shares represented at the third convening of such meeting shall not be less than one-third of the shares entitled to vote.

4.8      EXECUTION OF CONSENT BY LESS THAN UNANIMOUS CONSENT OF SHAREHOLDERS. To the extent permitted by the Act, the taking of action by shareholders without a meeting by less than unanimous written consent of all shareholders entitled to vote on the action shall be permitted. Notice of the taking of such action shall be given to those shareholders entitled to vote on the action who have not consented in writing (and, if the Act would otherwise require that notice of a meeting of shareholders to consider the action be given to nonvoting shareholders, to all nonvoting shareholders), in writing, describing with reasonable clarity the general nature of the action, and accompanied by the same material that, under the Act, would have been required to be sent to nonconsenting (or nonvoting) shareholders in a notice of meeting at which the action would have been submitted for shareholder action. Such notice shall be either (i) by deposit in the U.S. mail before the action becomes effective, with first-class postage thereon prepaid, correctly addressed to each shareholder entitled thereto at the shareholder’s address as it appears on the current record of shareholders of the Corporation; or (ii) by personal delivery, courier service, wire or wireless equipment, telegraphic or other facsimile transmission, or any other electronic means which transmits a facsimile of such communication correctly addressed to each shareholder entitled thereto at the shareholder’s physical address, electronic mail address, or facsimile number, as it appears on the current record of shareholders of the Corporation. Notice under clause (i) shall be given at least seventy-two (72) hours, and notice under clause (ii) shall be given at least twenty-four (24) hours before the action becomes effective.

4.9      CONTRACTS WITH INTERESTED SHAREHOLDERS. Subject to the limitations set forth in RCW 23B.19.040, to the extent applicable:

(a)    The corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its shareholders and with corporations, associations, firms, and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

(b)    Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the shareholder’s having an interest in the contract or transaction.

4.10    RATIFICATION BY SHAREHOLDER VOTE. Subject to the requirements of RCW 23B.08.730 and 23B.19.040, any contract, transaction, or act of the corporation or of any director or officer of the corporation that shall be authorized, approved, or ratified by the affirmative vote of a majority of shares represented at a meeting at which a quorum is present shall, insofar as permitted by law, be as valid and as binding as though ratified by every shareholder of the corporation.

4.11    SHAREHOLDER VOTING ON EXTRAORDINARY ACTIONS. Pursuant to the authority granted under Sections 23B.10.030, 23B.11.030, 23B.12.020, and 23B.14.020 of the Act, the vote of shareholders of this corporation required in order to approve amendments to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange, or other disposition of all or substantially all of the property of the corporation not in the usual and regular course of business, or dissolution of the corporation shall be a majority of all of the votes entitled to be cast by each voting group entitled to vote thereon.

ARTICLE 5
DIRECTORS

5.1      NUMBER OF DIRECTORS. Except as may be provided in these articles of incorporation as amended from time to time, the number of directors of the corporation shall be fixed as provided in the Bylaws and may be changed from time to time by resolution of the Board of Directors.

5.2      AUTHORITY OF BOARD OF DIRECTORS TO AMEND BYLAWS. Subject to the limitation(s) of RCW 23B.10.210, and subject to the power of the shareholders of the corporation to change or repeal the Bylaws, the Board of Directors is expressly authorized to make, amend, or repeal the Bylaws of the corporation unless the shareholders in amending or repealing a particular bylaw provide expressly that the Board of Directors may not amend or repeal that bylaw.

5.3      CONTRACTS WITH INTERESTED DIRECTORS. Subject to the limitations set forth in RCW 23B.08.700 through 23B.08.730:

(a)    The corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and with corporations, associations, firms, and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

(b)    Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the director’s having an interest in the contract or transaction.

5.4      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The capitalized terms in this Section 5.4 shall have the meanings set forth in RCW 23B.08.500.

(a)    The Corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled.

(b)    The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or, who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against Liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against such Liability under RCW 23B.08.510 or 23B.08.520.

(c)    If, after the effective date of this Section 5.4, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the Act.

(d)    To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Section 5.4 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Section 5.4 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Section 5.4 shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

(e)    If any provision of this Section 5.4 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Section 5.4, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

5.5      LIMITATION OF DIRECTORS’ LIABILITY. To the fullest extent permitted by the Act, as it exists on the date hereof or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director. Any amendment to or repeal of this Section 5.5 shall not adversely affect a director of this corporation with respect to any conduct of such director occurring prior to such amendment or repeal.

ARTICLE 6
OTHER MATTERS

6.1      REGISTERED AGENT AND OFFICE. The street address of the registered agent of the corporation shall be 701 Fifth Avenue, Suite 5000, Seattle, WA 98154-1065; and the registered agent at that office shall be PTSGE Corp.

6.2      AMENDMENTS TO ARTICLES OF INCORPORATION. Except as otherwise provided in these Articles, as amended from time to time, the corporation reserves the right to amend, alter, change, or repeal any provisions contained in these Articles in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of the corporation are subject to this reservation. A shareholder of the corporation does not have a vested property right resulting from any provision of these Articles of Incorporation.

6.3      CORRECTION OF CLERICAL ERRORS. The corporation shall have authority to correct clerical errors in any documents filed with the Secretary of State of Washington, including these Articles or any amendments hereto, without the necessity of special shareholder approval of such corrections.

ANNEX C

AIRSPAN NETWORKS, INC.

OMNIBUS EQUITY COMPENSATION PLAN

ARTICLE I

GENERAL PROVISIONS

1.1    The Plan is designed for the benefit of the directors, executives and key employees of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

1.2    Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3    The Plan shall be effective March 29, 2004 (the “Effective Date”), subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

ARTICLE II

DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1      “Acceleration Event” means the occurrence of an event defined in Article XIII of the Plan.

2.2      “Act” means the Securities Exchange Act of 1934, as amended.

2.3      “Agreement” means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4      “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted or Deferred Stock, Stock Award, Performance Share, Other Stock-Based Award, or any combination of the foregoing.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 13.2 of the Plan.

2.7      “Change in Control Price” shall have the meaning set forth in Section 13.7 of the Plan.

2.8      “Code” means the Internal Revenue Code of 1986, as amended.

2.9      “Committee” means the Compensation Committee of the Board.

2.10    “Company” means Airspan Networks, Inc., a Washington Company.

2.11    “Deferral Period” means the period commencing on the date an Award of Deferred Stock is granted and ending on such date as the Committee shall determine.

2.12    “Deferred Stock” means the stock awarded under Article IX of the Plan.

2.13    “Disability” means disability as determined under procedures established by the Committee or in any Award.

2.14    “Discount Stock Options” means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.15    “Early Retirement” means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.16    “Effective Date” shall have the meaning set forth in Section 1.3 of the Plan.

2.17    “Elective Deferral Period” shall have the meaning set forth in Section 9.3 of the Plan.

2.18    “Eligible Participant” means any director, executive or key employee of the Company, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term “Eligible Participant” shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.19    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.20    “Fair Market Value” means, with respect to any given day, the closing price of the Stock reported on the Nasdaq National Market tier of The Nasdaq Stock Market for such day, or if the Stock was not traded on the Nasdaq National Market tier of The Nasdaq Stock Market on such day, then on the next day on which the Stock was traded, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value.

2.21    “Incentive Stock Option” means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.22    “Limited Stock Appreciation Rights” means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.23    “Nonqualified Stock Option” means a Stock Option granted under Article V of the Plan.

2.24    “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.25    “Option Grant Date” means, as to any Stock Option, the latest of:

(a)    the date on which the Committee grants the Stock Option to the Participant;

(b)    the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)    such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.26    “Other Stock-Based Award” means an Award under Article XII of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

2.27    “Participant” means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.28    “Performance Share” means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.29    “Performance Objectives” shall have the meaning set forth in Article XI of the Plan.

2.30    “Performance Period” shall have the meaning set forth in Article XI of the Plan.

2.31    “Plan” means the Airspan Networks, Inc. Omnibus Equity Compensation Plan, as amended from time to time.

2.32    “Related Stock Appreciation Right” shall have the meaning set forth in Section 6.1 of the Plan.

2.33    “Restricted Stock” means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.34    “Restriction Period” means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.35    “Retirement” means Normal or Early Retirement.

2.36    “Stock” means shares of common stock par value $.003 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.11.

2.37    “Stock Appreciation Right” means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock.

2.38    “Stock Appreciation Right Fair Market Value” means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.39    “Stock Award” means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.

2.40    “Stock Option” means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.41    “Stock Right” means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.42    “Termination of Employment” means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.

ARTICLE III

ADMINISTRATION

3.1      This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the “Committee” herein shall be deemed to include the Board.

3.2      The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A unanimous consent signed by all of the members of the Committee shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3      The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4      The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5      Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6      The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be eleven million (11,000,000). The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.11.

(a)    If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option,

Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

(b)    For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

(c)    To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.7      Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.8      The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a)    the listing of such shares on any stock exchange on which the Stock may then be listed; and

(b)    the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9      All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10    Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11    If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company’s or its Subsidiaries’ corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

(a)    the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.6, 3.16, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

(b)    the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c)    the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d)    the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.13    The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

3.14    The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15    The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

ARTICLE IV

INCENTIVE STOCK OPTIONS

4.1      Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until March 29, 2014, subject to the following conditions:

(a)    The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

(b)    The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(i)     as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

(ii)    as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death;

provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

(c)    The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

(i)    if a Participant’s employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

(ii)    if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

(d)    Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

(e)    The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2      The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3      If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE V

NONQUALIFIED STOCK OPTIONS

5.1      One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2    The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

5.3      The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

(a)    as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b)    as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4      The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1      A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

6.2      A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3      Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

6.4      The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

6.5      The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right. Payment may be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6      Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7      The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8      In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1      Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2      An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3      Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

7.4      No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called “dividend equivalents”) may, in the discretion of the Committee, be:

(a)    paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b)    converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.6.

7.5      The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6    In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

7.7      If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

7.8      The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

ARTICLE VIII

RESTRICTED STOCK

8.1      Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in conjunction with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2      With respect to Awards of Restricted Stock, the Committee shall:

(a)    determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

(b)    determine the length of the Restriction Period;

(c)    determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

(d)    determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e)    determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

8.3      Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter periods as the Committee may specify at grant) after the date of the Award of Restricted Stock, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required.

      The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4      Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5      Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6      To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant’s Restricted Stock.

8.7      In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant’s Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8      The certificates representing shares of Restricted Stock may either:

(a)    be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

(b)    be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9      Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11    In order to better ensure that Award grants actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICLE IX

DEFERRED STOCK

9.1      Shares of Deferred Stock (together with cash dividend equivalents, if so determined by the Committee) may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

9.2      Deferred Stock Awards shall be subject to the following terms and conditions:

(a)    Subject to the provisions of this Plan and the applicable Deferred Stock Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period defined in Section 9.3), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award. Notwithstanding the foregoing, based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, at or after the date of the grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Deferred Stock Award.

(b)    Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Deferred Stock Award.

(c)    Except to the extent otherwise provided in this Plan or in the applicable Deferred Stock Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

(d)    The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions. The designated percentage shall be equal to the income and employment tax withholding rate in effect at the time under federal and applicable state laws.

(e)    The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between fifty percent (50%) and the designated percentage cash payment.

(f)    The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate.

9.3      A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period for the Deferred Stock Award in question (or for the applicable installment of such an Award).

9.4      Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5      In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICE X

STOCK AWARDS

10.1    A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2    For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3    Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of

Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.11) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4    A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

ARTICLE XI

PERFORMANCE SHARES

11.1    Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2    With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(a)    determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

(b)    determine the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(c)    determine the form of settlement of a Performance Share; and

(d)    generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.15.

11.3    Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4    The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5    The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6    If a Participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7    Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8    The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

ARTICLE XII

OTHER STOCK-BASED AWARDS

12.1    Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2    Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a)    Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)    Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(c)    Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)    Upon the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

(e)    Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Award Agreement.

(f)    Stock (including securities convertible into Stock) issued on a bonus basis under this Article XII may be issued for no cash consideration.

12.3    Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

(a)    The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

(b)    Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.

(c)    The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ARTICLE XIII

ACCELERATION EVENTS

13.1    For the purposes of the Plan, an Acceleration Event shall occur in the event of a “Change in Control”.

13.2    A “Change in Control” shall be deemed to have occurred if:

(a)    Any “Person” as defined in Section 3(a)(9) of the Act, including a “group” (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company and (including any trustee of such plan acting as trustee) who:

(i)    makes a tender or exchange offer for any shares of the Company’s Stock (as defined below) pursuant to which any shares of the Company’s Stock are purchased (an “Offer”); or

(ii)    together with its “affiliates” and “associates” (as those terms are defined in Rule 12b-2 under the Act) becomes the “Beneficial Owner” (within the meaning of Rule 13d-3 under the Act) of at least fifty percent (50%) of the Company’s Stock (an “Acquisition”);

(b)    The shareholders of the Company approve a definitive agreement or plan (i) to merge or consolidate the Company with or into another Company and (x) the Company shall not be the surviving corporation or (y) the Company shall be the surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) to sell or otherwise dispose of 50% or more of its assets, or (iii) to liquidate the Company;

(c)    The Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person; or

(d)    When, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing, the individuals who, prior to such transaction, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof.

13.3    Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a)    all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

(b)    the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

(c)    the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d)    upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.4    Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that 50% of all then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. Notwithstanding the foregoing sentence, the percentage of outstanding Stock Options which may become immediately exercisable and fully vested upon the Acceleration Event may, in the Committee’s discretion, be higher or lower than 50%.

13.5    Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock- Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.6    The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the “Change in Control Price,” as defined in Section 13.9 as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.7    For purposes of Section 13.7, “Change in Control Price” means the highest price per share of Stock paid in any transaction reported on the Nasdaq National Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights).

ARTICLE XIV

AMENDMENT AND TERMINATION

14.1    The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company’s shareholders, shall:

(a)    alter the group of persons eligible to participate in the Plan;

(b)    except as provided in Sections 3.6 and 3.11, increase the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan or increase the maximum number of shares with respect to which Stock Options or Stock Rights may be granted to any employee under the Plan;

(c)    extend the period during which Incentive Stock Option Awards may be granted beyond June 12, 2006;

(d)    limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

(e)    change any of the provisions of this Article XIV.

14.2    No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

(a)    annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

(b)    provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

(c)    convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3    If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1    Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2    The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity- based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3    The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

15.4    The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

15.5    Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6    This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by ERISA.

15.7    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

15.8    Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9    If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

AIRSPAN NETWORKS, INC.

By:
Authorized Officer

ATTEST (Corporate Seal)

Secretary

APPENDIX D
PROPOSED AMENDMENT AND RESTATEMENT

AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN
AIRSPAN NETWORKS INC.

Airspan Networks Inc. (the “Company”) does hereby establish its 2000 Employee
Stock Purchase Plan as follows:

1.	Purpose of the Plan.

The purpose of this Plan is to provide eligible employees who wish to become shareholders in the Company with a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company.

2.	Definitions.

2.1	“Base pay” means regular base salary, excluding bonus or other special payments.

2.2	“Account” shall mean the funds accumulated with respect to an individual employee as a result of deductions from their paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee’s account shall remain the property of the respective employee at all times and will be remitted to a separate deposit account within twenty days of the deduction from the paycheck.

3.	Employees Eligible to Participate. Any permanent employee of the Company or any of its subsidiaries who is in the employ of the Company or subsidiary on an Offering commencement date is eligible to participate in that Offering.

4.	Offerings. There will be six separate consecutive offerings (each an “Offering”) pursuant to the Plan. The first Offering shall commence on the date on which the Company’s registration statement for the registration under the Securities Act of 1933, as amended, of shares of the common stock of the Company becomes effective (the “IPO Date”), and shall continue through July 31, 2001. Thereafter, Offerings shall commence on each subsequent August 1 and shall last for a period of one year, and the final Offering under this Plan shall commence on August 1, 2005 and terminate on July 31, 2006. In order to become eligible to purchase shares, an employee must sign an Enrolment Agreement, and any other necessary papers on or before the commencement date (the IPO Date or August 1, as applicable) of the particular Offering in which they wish to participate. Participation in one Offering under the Plan shall neither limit, nor require, participation in any other Offering.

5.	Price.

5.1	The first Offering. The purchase price per share shall be the lesser of (1) 85% of the initial issue price of the stock at IPO; or (2) 85% of the fair market value of the stock on the last business day of the first Offering. Fair market value shall mean the closing bid price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

5.2	Subsequent Offerings. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the Offering date; or (2) 85% of the fair market value of the stock on the last business day of the Offering. Fair market value shall mean the closing bid price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

6.	Offering Date. The “Offering date” as used in this Plan shall be the commencement date of the Offering, if such date is a regular business day in the United States, or the first regular business day in the United States following such commencement date. A different date may be set by resolution of the Board.

7.	Number of Shares to be Offered. The maximum number of shares that will be offered under the Plan is 500,000 shares. The shares to be sold to participants under the Plan will be common stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

8.	Participation.

8.1	An eligible employee may become a participant by completing an Enrolment Agreement (See Attachment 1) provided by the Company and filing it with Shareholder Services prior to the Commencement of the Offering to which it relates.

9.	Payroll Deductions.

9.1	At the time a participant files their authorization for a payroll deduction, they shall elect to have deductions made from their pay on each payday during the time they are a participant in an Offering at the rate of 2%, 4%, 6%, 8%, or 10% of their base pay.

9.2	Payroll deductions for a participant shall commence on the Offering date and shall end on the termination date of such Offering unless earlier terminated by the employee as provided in Paragraph 14.

9.3	All payroll deductions made for a participant shall be credited to their account under the Plan. A participant may not make any separate cash payment into such account nor may payment for shares be made other than by payroll deduction.

9.4	A participant may discontinue their participation in the Plan as provided in Section 14. In addition, they may reduce their contribution once during an Offering, but no other change can be made during an Offering.

10.	Granting of Option. On the Offering date, this Plan shall be deemed to have granted to the participant an option for as many shares as they will be able to purchase with the payroll deductions credited to their account during their participation in that Offering.

11.	Exercise of Option. Each employee who continues to be a participant in an Offering on the last business day of that Offering shall be deemed to have exercised their option on such date and shall be deemed to have purchased from the Company such number of shares of common stock reserved for the purpose of the Plan as their accumulated payroll deductions on such date will pay for at the purchase price.

12.	Employee’s Rights as a Shareholder. No participating employee shall have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with Section 11 above and the stock has been issued by the Company.

13.	Evidence of Stock Ownership.

13.1	Promptly following the end of each Offering, the number of shares of shares of common stock purchased by each participant shall be deposited into an account established in the participant’s name at a stock brokerage or other financial services firm designated by the Company (the “ESPP Broker”).

13.2	The participant may direct, by written notice to the Company at the time of their enrolment in the Plan, that their ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

13.3	A participant subject to payment of U.S. income taxes shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in their account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant’s account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant’s choosing or request that a stock certificate be issued and delivered to them.

13.4	A participant who is not subject to payment of U.S. income taxes may move their shares to another brokerage account of their choosing or request that a stock certificate be issued and delivered to them at any time, without regard to the satisfaction of the Section 423(a) holding period.

14.	Withdrawal.

14.1	An employee may withdraw from an Offering, in whole but not in part, at any time prior to the last business day of such Offering by delivering a Withdrawal Notice (see Attachment 2) to the Company, in which event the Company will refund the entire balance of their deductions as soon as practicable thereafter.

14.2	To re-enter the Plan, an employee who has previously withdrawn must file a new Enrolment Agreement in accordance with Section 8.1. The employee’s re-entry into the Plan will not become effective before the beginning of the next Offering following their withdrawal, and if the withdrawing employee is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 they may not re-enter the Plan before the beginning of the second Offering following their withdrawal.

15.	Carryover of Account. At the termination of each Offering, the Company shall automatically re-enroll the employee in the next Offering, and the balance in the employee’s account shall be used for option exercises in the new Offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, the balance of each employee’s account shall be refunded to them.

16.	Interest. Interest earned on the account will be distributed pro-rata between the employees on the basis of the balance in each employee’s account. This interest will be added to the total of the payroll deductions when calculating the number of shares, which may be purchased.

17.	Rights Not Transferable. No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to their account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action of claim will be treated as an election to withdraw funds in accordance with Section 14.

18.	Termination of Employment. Upon termination of employment for any reason whatsoever including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or their estate.

19.	Amendment or Discontinuance of the Plan. The Board shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no employee’s existing rights under any Offering already made under Section 4 hereof may be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 20, increase above 500,000 shares the total number of shares to be offered unless shareholder approval is obtained therefor.

20.	Changes in Capitalization. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of right, or any other change in the structure of the common shares of the Company, the Board may take such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase.

21.	Share Ownership. Notwithstanding anything herein to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For the foregoing purposes the rules of Section 425(d) of the Internal Revenue Code of 1986 shall apply in determining share ownership. In addition, no employee shall be allowed to subscribe for any shares under the Plan which permits their rights to purchase shares under all “employee stock purchase plans” of the Company and its subsidiary corporations to accrue at a rate which exceeds $25,000 for each calendar year in which such right to subscribe is outstanding at any time.

22.	Administration. The Plan shall be administered by the Board. The Board may delegate any or all of its authority hereunder to such committee of the Board or officer of the Company as it may designate. The administrator shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

23.	Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by Shareholder Services of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24.	Termination of the Plan. This Plan shall terminate at the earliest of the following:

24.1	July 31, 2006.

24.2	The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase as many shares as the balance of their account will allow at the price set forth in accordance with Section 5. If the employee elects to purchase shares, the remaining balance of their account will be refunded to them after such purchase.

24.3	The date the Board acts to terminate the Plan in accordance with Section 19 above.

24.4	The date when all shares reserved under the Plan have been purchased.

25.	Limitations on Sale of Stock Purchased under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of their own affairs. An employee, therefore, may sell stock purchased under the Plan at any time they choose, subject to the Company’s policy on Insider Trading and compliance with any applicable Federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

26.	Governmental Regulation. The Company’s obligation to sell and deliver shares of the Company’s common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.